                                                                    EXHIBIT 10.7

                            SCHEDULE OF EXCEPTIONS
                      TO THE LOAN AND SECURITY AGREEMENT

       The following are exceptions to the representations and warranties of Synergy Semiconductor Corporation (the "Company") and any other provisions contained in the Loan and Security Agreement between the Company and CoastFed Business Credit Corporation ("CoastFed") and all related agreements thereto dated June 29, 1993 (collectively, the "Agreements"), and should be Considered an integral part of the Agreements. The section numbers in this Schedule of Exceptions correspond to the section numbers in the Agreements; however, any information disclosed herein under any section number or in any schedule or exhibit to the Agreements provided by the Company shall be deemed disclosed and incorporated into any other section, exhibit or schedule under the Agreements where such disclosure would be appropriate. Any terms defined in the Agreements shall have the same meaning when used in this Schedule of Exceptions as when used in the Agreements

            3.2  Authority.  Prior to granting a security interest in its
                 ---------
  property and incurring indebtedness pursuant to the Agreements, the Company is contractually obligated to receive the prior written consent of Digital Equipment Finance Corporation, Storage Technology Corporation and StorageTek Computer Research Corporation (collectively, "Storage") - The Company anticipates that its loan agreement with Digital Equipment Finance Corporation will terminate as soon as practicable after the closing and has requested Storage to subordinate its interest to CoastFed

            3.3  Name.- Trade Name and Style.  The Company was previously known
                 ---------------------------
  as Solid State Technologies, Inc. and changed its name to Synergy Semiconductor Corporation on September 24. 1987. The Company acquired certain equipment and fab improvements through the purchase of all of the outstanding stock of Zoran Wafer Fabrication Corporation in December 1987, which is now a wholly-owned subsidiary of the Company named Synergy Wafer Fabrication Corporation. Synergy Wafer Fabrication Corporation owns assets worth approximately $0 in book value. The Company has an interest in Halbleiter Elecktronik Frankfurt (Oder) GmbH pursuant to a joint venture with Treunhandstalt but does not own any other assets in Germany.

             3.5  Title to Collateral: Liens.
                  --------------------------

            (a) Without limiting the terms of Section 3.5 of the Agreement, "Permitted Liens" shall include the liens, charges, security interests, encumbrances and/or adverse claims represented by the financing statements referred to in the UCC search dated May 7, 1993 and previously provided to CoastFed with the understanding that those security interests held by Digital Equipment Finance Corporation will be terminated as soon as practicable after closing.

            (b) The Company leases its facility at 3450 Central Expressway, Santa Clara, California from Sobrato Interests.

            3.11    Litigation.  The Company is currently in default under the
                    ----------
  terms of Secured Subordinated Notes issued on August 30, 1992 to certain of its existing investors and will be seeking waivers from such parties as soon as practicable after the execution of the Agreements.

COAST

                            SECURED PROMISSORY NOTE

         $1,400,000.     LOS ANGELES, CALIFORNIA      JUNE 29,1993

   FOR VALUE RECEIVED, the undersigned ("Borrower") promises to pay to the order of COASTFED BUSINESS CREDIT CORPORATION ("CoastFed"), at 12121 Wilshire Boulevard, Suite 1111, Los Angeles, California, or at such other address as the holder of this Note shall direct, the principal sum of ONE MILLION FOUR HUNDRED THOUSAND DOLLARS ($1,400,000.), payable $55,000 principal per month, plus interest as hereinafter provided, commencing on JULY 31, 1993 and continuing on the last day of each succeeding month. The entire remaining unpaid principal balance of this Note, plus any and all accrued and unpaid interest, shall be due and payable on the earlier of: (i) July 31, 1995, or (ii) the date that the Loan and Security Agreement between the Borrower and CoastFed dated June 29, 1993 (the "Loan Agreement") terminates by its terms or is terminated by either party in accordance with its terms.

   This Note shall bear interest on the unpaid principal balance hereof from time to time out-standing at a rate equal to the "Prime Rate" (as hereinafter defined) plus 3% per annum, but in no event shall the interest rate in any month be less than 8% per annum. Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. As used herein, the term "Prime Rate" shall mean the actual "Reference Rate" or the substitute therefor of the Bank of America N-I- & SA whether or not that rate is the lowest interest rate charged by said bank. The interest rate applicable to this Note shall be adjusted monthly, as of the first day of each month, and the interest rate charged during each month shall be based on the highest Prime Rate in effect during said month. If the Prime Rate is unavailable, "Prime Rate" shall mean the highest of the prime rates published in the Wall Street Journal on the first business day of the month, as the base rate of corporate loans at large U.S. money center banks. Accrued interest shall be payable monthly, in addition to the principal payments provided above, commencing on JUNE 30, 1993, and continuing on the last day of each succeeding month.

   Principal of, and interest on, this Note shall be payable in lawful money of the United States of America. If a payment hereunder becomes due and payable on a Saturday, Sunday or legal holiday, the due date thereof shall be extended to the next succeeding business day, and interest shall be payable thereon during such extension.

   In the event any payment of principal or interest on this Note is not paid in full when due, or if any other default or event of default occurs under the Loan Agreement or any other present or future instrument, document, or agreement between Borrower and CoastFed, CoastFed may, at its option, at any time thereafter, declare the entire unpaid principal balance of this Note plus all accrued interest to be immediately due and payable, without notice or demand. Without limiting the foregoing, and without limiting CoastFed's other rights and remedies, in the event any installment of principal or interest is not paid in full on or before the date due, Borrower agrees that it would be impracticable or extremely difficult to fix the actual damages resulting therefrom to CoastFed, and therefore the Borrower agrees immediately to pay to CoastFed an amount equal to 5% of the installment (or portion thereof) not paid, as liquidated damages, to compensate CoastFed for the internal administrative expenses in administering the default. The acceptance of any installment of principal or interest by CoastFed after the time when it becomes due, as herein specified, shall not be held to establish a custom, or to waive any rights of

Coast Business Credit                                    Secured Promissory Note
________________________________________________________________________________

CoastFed to enforce payment when due of any further installments or any other rights, nor shall any failure or delay to exercise any rights be held to waive the same.

   All payments hereunder are to be applied first to costs and fees referred to hereunder, second to the payment of accrued interest and the remaining balance to the payment of principal. Any principal prepayment hereunder shall be applied against principal payments in the inverse order of maturity. CoastFed shall have the continuing and exclusive right to apply or reverse and reapply any and all payments hereunder in its sole discretion.

   Borrower agrees to pay all costs and expenses (including without limitation attorney's fees) incurred by CoastFed in connection with or related to this Note, or its enforcement, whether or not suit be brought. Borrower hereby further waives presentment, demand for payment, notice of dishonor, notice of nonpayment, protest, notice of protest, and any and all other notices and demands in connection with the delivery, acceptance, performance, default, or enforcement of this Note, and Borrower hereby waives the benefits of any statute of limitations with respect to any action to enforce, or otherwise related to this Note.

   This Note is secured by the Loan Agreement and all other present and future security agreements between Borrower and CoastFed. Nothing herein shall be deemed to limit any of the terms or provisions of the Loan Agreement or any other present or future document, instrument or agreement, between Borrower and CoastFed, and all of CoastFed's rights and remedies hereunder and thereunder are cumulative.

   In the event any one or more of the provisions of this Note shall for any reason be held to be invalid, illegal or unenforceable, the same shall not affect any other provision of this Note and the remaining provisions of this Note shall remain in full force and effect.

   No waiver or modification of any of the terms or provisions of this Note shall be valid or binding unless set forth in a writing signed by a duly authorized officer of CoastFed, and then only to the extent therein specifically set forth. If more than one person executes this Note, their obligations hereunder shall be joint and several.

COASTFED AND BORROWER EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO: (i) THIS NOTE; OR (ii) ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN COASTFED AND BORROWER; OR (iii) ANY CONDUCT, ACTS OR OMISSIONS OF COASTFED OR BORROWER OR ANY OF -I-HEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH COASTFED OR BORROWER.

 This Note is payable in, and shall be governed by the internal laws of, the State of California.

                               Synergy Semiconductor Corporation,


                               By________________________________
                                    President or Vice President

                               By________________________________
                                    Secretary or Ass't Secretary

                                March 31, 1995


     Synergy Semiconductor Corporation
     3450 Central Expressway
     Santa Clara, California 95051

          Re:  Amending Letter Agreement
               -------------------------

     Gentlemen:

     CoastFed Business Credit Corporation ("CoastFed") makes reference to the following agreements and instruments by Synergy Semiconductor Corporation ("Borrower") with or in favor of CoastFed, as the same may have from time to time been amended: (i) Loan and Security Agreement ("Loan Agreement') dated June 29, 1993, (ii) Equipment Collateral Security Agreement ("Equipment Agreement") dated June 29, 1993, (iii) Secured Promissory Note dated September 28, 1994 in the principal amount of $1,680,000 (the "$1,680,000 Note"), and (iv) Amending Letter Agreement dated September 28, 1994. The foregoing agreements and instruments, along with the other "Collateral Agreements" (as defined in the Loan Agreement), shall be collectively referred to as the "Loan Documents."

          By their signatures below, the parties agree that the Loan Documents are amended and supplemented as follows:

          1.  Maximum Credit. The last sentence of Paragraph 1.1 of the Loan
              --------------
     Agreement is hereby amended to read in its entirety as follows:

          Notwithstanding anything herein or in any Collateral Agreement to the contrary, in no event shall the Borrower permit the total balance of all Loans and all other Obligations outstanding at any one time to exceed $5,000,000; and, if for any reason they do, Borrower shall immediately pay the amount of such excess to CoastFed in immediately available funds.

          2.  Term Loan. Provided no "Event of Default" (as defined in the Loan
              ---------
     Agreement) has occurred and Borrower has complied with the terms of Paragraph 3 below, CoastFed shall make a Loan ("New Equipment Loan") to Borrower in an amount equal to the difference between $2,000,000 and the outstanding principal of the $1,680,000 Note (the "Existing Equipment Loan"). The New Equipment Loan shall be made by CoastFed on May 1, 1995. Effective upon the making of the New Equipment Loan, the New Equipment Loan and the Existing Equipment Loan shall be aggregated into a single $2,000,000 Loan which shall (a) bear interest at the same rate as under the $1,680,000 Note, payable monthly, and (b) require principal payments of (i) $85,000 each month beginning on May 31, 1995 and continuing on the last day of each month thereafter through and including October 31, 1995 and (ii) $75,000 each month beginning on November 30, 1995 and continuing on the last day of each month thereafter until all principal is paid in full; according to the terms of a Secured Promissory Note to be executed and delivered by Borrower to CoastFed in form acceptable to CoastFed (the "$2,000,000 Note"). The $1,680,000

  Note shall be replaced and amended in its entirety by the $2,000,000 Note. Any accrued but unpaid interest or costs due under the $1,680,000 Note at the time it is replaced and amended by the $2,000,000 Note, shall become due and payable under the $2,000,000 Note. The Borrower acknowledges that the Loan represented by the $1,680,000 Note is made pursuant to paragraph 2 of the Equipment Agreement and is subject to the terms of the Equipment Agreement.

       3.  Conditions.  Notwithstanding any execution and delivery of this
           ----------
  Agreement or the $2,000,000 Note by CoastFed and/or Borrower, the provisions of Paragraphs 1 and 2 above shall not be deemed effective unless and until the following conditions have been satisfied, provided that CoastFed may waive, in writing, such conditions:

            a. Borrower shall have provided CoastFed with (i) a Landlord's Waiver, executed by the landlord of Borrower's premises located at 3450 Central Expressway, Santa Clara, California, in form reasonably acceptable to CoastFed, and in form suitable for recording, (ii) a Fixture Filing with respect to Borrower, in a form reasonably acceptable to CoastFed, and in form suitable for recording, and (iii) a Termination Statement signed by the secured party under that certain Financing Statement filed with the California Secretary of State's Office on July 23, 1990, as File Number 90-186225, against Borrower, originally in favor of Digital Equipment Finance Corp. and assigned to Chase Manhattan Leasing Corp., in a form suitable for filing with the California Secretary of State's Office to terminate said Financing Statement.

       4.  Extension. The "initial renewal date,' as defined in Paragraph 8 of
           ---------
  the Loan Agreement, is hereby amended to be "June 30, 1996."

       5.  Miscellaneous. This Agreement and the Loan Documents set forth in
           -------------
  full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. This Agreement may not be modified or amended, nor may any rights hereunder be waived, except in a writing signed by the parties hereto. Except as herein expressly modified or amended, all the terms and provisions of the Loan Agreement and the other Loan Documents shall continue in full force and effect and the same are hereby ratified and confirmed.

  This Agreement is one of the Collateral Agreements referred to in the Loan Agreement. This Agreement is being entered into, and shall be governed by the laws of, the State of California.

SYNERGY SEMICONDUCTOR                COASTFED BUSINESS CREDIT
CORPORATION                          CORPORATION

By: _____________________________    By: _________________________________

Name: _________________ President    Title: ______________________________

By: _____________________________

Name: _________________ Secretary

                                August 22, 1995

Synergy Semiconductor Corporation
3450 Central Expressway
Santa Clara, California 95051

       Re:  Amending Letter Agreement
            -------------------------

Gentlemen:

       CoastFed Business Credit Corporation ("CoastFed") makes reference to the following agreements and instruments by Synergy Semiconductor Corporation ("Borrower") with or in favor of CoastFed, as the same may have from time to time been amended: (i) Loan and Security Agreement ("Loan Agreement") dated June 29, 1993, (ii) Amending Letter Agreement dated September 28, 1994, and
  (iii) Amending Letter Agreement dated March 31, 1995. The foregoing agreements and instruments, along with the other 'Collateral Agreements" (as defined in the Loan Agreement), shall be collectively referred to as the "Loan Documents."

       By their signatures below, the parties agree that the Loan Documents are amended and supplemented as follows:

       1.  Maximum Credit. The last sentence of Paragraph 1.1 of the Loan
           --------------
  Agreement is amended, effective as of June 29, 1995, to read in its entirety as follows:

          Notwithstanding anything herein or in any Collateral Agreement to the contrary, in no event shall the Borrower permit the total balance of all Loans and all other Obligations outstanding at any one time to exceed $5,500,000; and, if for any reason they do, Borrower shall immediately pay the amount of such excess to CoastFed in immediately available funds.

       2. Miscellaneous. This Agreement and the Loan Documents set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. This Agreement may not be modified or amended, nor may any rights hereunder be waived, except in a writing signed by the parties hereto. Except as herein expressly modified or amended, all the terms and provisions of the Loan Agreement and the other Loan Documents shall continue in full force and effect and the same are hereby ratified and confirmed. This Agreement is one of the Collateral Agreements referred to in the Loan

Agreement. This Agreement is being entered into, and shall be governed by the laws of, the State of California.

SYNERGY SEMICONDUCTOR                COASTFED BUSINESS CREDIT
CORPORATION                          CORPORATION

By: _____________________________    By: _________________________________

Name: _________________ President    Title: ______________________________

By: _____________________________

Name: _________________ Secretary

COAST

                          AMENDMENT TO LOAN DOCUMENTS

   BORROWER:  SYNERGY SEMICONDUCTOR CORPORATION

   ADDRESS:   3450 CENTRAL EXPRESSWAY
              SANTA CLARA, CALIFORNIA 95051

   DATE:  MARCH 25, 1996

      THIS AMENDMENT TO LOAN DOCUMENTS is entered into between Coast Business Credit, a division of Southern Pacific Thrift & Loan Association (successor by merger to CoastFed Business Credit Corporation) ("Coast"), whose address is 12121 Wilshire Blvd., Suite 1111, Los Angeles, California and the borrower named above (the "Borrower").

      The Parties agree to amend the Loan and Security Agreement between them, dated June 29, 1993 (as amended, the "Loan Agreement"), and that certain Accounts Collateral Security Agreement between them, dated June 29, 1993 (the "Accounts Agreement"), as follows. (This Amendment, the Loan Agreement, the Accounts Agreement, all prior written amendments to said agreements signed by Coast and the Borrower, and all other written documents and agreements between Coast and the Borrower are referred to herein collectively as the "Loan Documents". Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement.)

      1. CHANGE IN INTEREST RATE. Effective May 1, 1996, Section 1.2 of the Loan Agreement is amended in its entirety to read as follows:

      "1.2 INTEREST. All Loans (including without limitation the Loans evidenced by the Secured Promissory Note dated May 1, 1995 in the original principal amount of $2,000,000) shall bear interest at a rate equal to the "Prime Rate" (as hereinafter defined), plus I .5% per annum; provided that in the event the Borrower's net worth (determined in accordance with generally accepted accounting principles) as of the end of any month after December 1995 is less than 90% of Borrower's net worth as of December 31, 1995, then all Loans shall bear interest at a rate equal to the "Prime Rate" (as hereinafter defined), plus 2.0% per annum. Any such change in the interest rate as a result of such a decline in Borrower's net worth as of the end of a month shall be effective on the first day of the following month. Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. The interest rate applicable to all Loans shall be adjusted monthly as of the first day of each month, and the interest to be charged for that month shall be based on the highest "Prime Rate" IN effect during said month, but in no event shall the rate of interest charged on any Loans in any month be less than 8% per annum. "Prime Rate" is defined as the actual "Reference Rate" or the

Coast Business Credit                               Amendment to Loan Documents
_______________________________________________________________________________

      substitute therefor of the Bank of America NT & SA ("B of A") whether or not that rate is the lowest interest rate charged by B of A. If the Prime Rate, as defined, is unavailable, "Prime Rate" shall mean the highest of the prime rates published in the Wall Street Journal on the first business day of the month, as the base rate on corporate loans at large U.S. money center commercial banks."

      2.  EXTENSION. Effective on the date hereof, the date "June 30, 1996" in
Section 8 of the Loan Agreement is hereby amended by replacing that date with the date "December 31, 1996".

      3. COLLECTIONS. Effective on May 1, 1996, Section 4 of the Accounts Agreement is amended. to read as follows, and the following new Sections 4A and 4B are added to the Accounts Agreement:

           "4.     Collection of Accounts. Borrower shall collect the Accounts, at Borrower's sole cost and expense, and Borrower may utilize the proceeds of the Accounts in its business, provided that if Borrower's net worth (determined in accordance with generally accepted accounting principles) as of the end of any month after December 1995 is less than 90% of Borrower's net worth as of December 31, 1995, then immediately thereafter the following provisions shall apply:

           "(a)    Borrower shall hold all proceeds of the Accounts in trust for
      CoastFed.

           "(b)    All monies, checks, notes, drafts, money orders, acceptances and other things of value and items of payment, together with any and all related vouchers, identifications, communications and other data, documents and instruments, collected or received by Borrower (or by any receiver, trustee, custodian or successor in interest of Borrower, or by any person acting on behalf of Borrower) in payment of, or in reference to, the Accounts shall belong to CoastFed, and, not later than two (2) days after receipt thereof by Borrower, Borrower shall deliver the same to CoastFed, at CoastFed's office' (or, if so directed by CoastFed, Borrower shall deposit the same in CoastFed's account in a bank designated by CoastFed) in the original form in which the same are received, together with any necessary indorsements, including, without limitation, the indorsement of Borrower, all of which indorsements shall be with recourse.

           "(c)    Borrower shall not commingle any of the proceeds of any of the collections of the Accounts with Borrower's own funds and Borrower agrees not to use, divert or withhold any such proceeds. Borrower hereby divests itself of all dominion over the Accounts and the proceeds thereof and collections received thereon.

           "4A.    Accounts-Further Provisions. This provisions of this Section
      4A shall apply regardless of Borrower's net worth. Borrower shall make entries on its books and records in form satisfactory to CoastFed disclosing the absolute and unconditional assignment of all Accounts to CoastFed and CoastFed's security

Coast Business Credit                               Amendment to Loan Documents
_______________________________________________________________________________

      interest therein and shall keep a separate account on its record books of all collections received thereon. Borrower's privilege of collecting the Accounts may be revoked by CoastFed at any time after the occurrence of an Event of Default or if CoastFed believes, in good faith, that Borrower is not remitting the proceeds of the Accounts to CoastFed when required by this Agreement or that collection of any of the Accounts or other Collateral is in jeopardy. Borrower agrees that it will, upon request by CoastFed and in such form and at such times as CoastFed shall request, give notice to the Account Debtors of the assignment of and the grant of a security interest in the Accounts td CoastFed and that CoastFed may itself give such notice at any time and from time to time in CoastFed's or Borrower's name, without notice to Borrower. CoastFed may charge to Borrower's account all costs and expenses incurred by CoastFed in collecting Accounts, including, without limitation, postage, telephone and telegraph charges, salaries of CoastFed personnel, and attorneys' fees.

           "4B. Reports. During the period Borrower is entitled to retain the proceeds of Accounts under Section 4 above, Borrower shall provide to CoastFed, no less frequently than weekly, reports of Borrower's sales, collections and credit memos, in such form and with such detail as CoastFed shall specify."

      4. REPRESENTATIONS True. Borrower represents and warrants to Coast that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

      5. GENERAL PROVISIONS. This Amendment, the Loan Agreement, and the other Loan Documents set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement and the other Loan Documents shall continue in full force and effect and the same are hereby ratified and confirmed.

     Synergy Semiconductor Corporation   Coast Business Credit, a division of
                                         Southern Pacific Thrift & Loan
                                         Association

     By____________________________      By____________________________
       President or Vice President

                                         Title___________________________
     By____________________________
        Secretary or Ass't Secretary

[LOGO OF COAST]

                          Loan and Security Agreement

Borrower:     Synergy Semiconductor Corporation
Address:      3450 Central Expressway
              Santa Clara, California 95051

Date:         June 29, 1993

THIS LOAN AND SECURITY AGREEMENT ("Loan Agreement"), dated the above date, is entered into at Los Angeles, California, between COASTFED BUSINESS CREDIT CORPORATION ("CoastFed"), a California corporation, with offices at 12121 Wilshire Boulevard, Suite 1111, Los Angeles, California 90025, and the borrower named above ("Borrower"), whose chief executive office is located at the above address ("Borrower's Address").

1. LOANS.

  1.1 Loans, Collateral Agreements. Borrower has requested and may hereafter request that CoastFed advance funds or otherwise extend credit to or for the benefit of Borrower ("Loan(s)") in accordance with the terms and provisions of this Loan Agreement and other written agreements ("Collateral Agreement(s)"), including, but not limited to, any one or more of the following described security agreements now or hereafter entered into between Borrower and
CoastFed: (a) Accounts Collateral Security Agreement; (b) Inventory Collateral Security Agreement; (c) Equipment Collateral Security Agreement; and (d) any promissory notes or guaranties. The amount and terms of payment of any Loans by CoastFed to Borrower shall be determined in accordance with the terms and provisions of this Loan Agreement and of any executed Collateral Agreements. Notwithstanding anything herein or in any Collateral Agreement to the contrary, in no event shall the Borrower permit the total balance of all Loans and all other Obligations outstanding at any one time to exceed $3,400,000; and, if for any reason they do, Borrower shall immediately pay the amount of such excess to CoastFed in immediately available funds.

  1.2 Interest. Unless specifically provided to the contrary in any Collateral Agreement, all Loans shall bear interest at a rate equal to the "Prime Rate" (as hereinafter defined), plus 3% per annum, calculated on the basis of a 360-day year for the actual number of days elapsed. The interest rate applicable to all Loans shall be adjusted monthly as of the first day of each month, and the interest to be charged for that month shall be based on the highest "Prime Rate" in effect during said month, but in no event shall the rate of interest charged on any Loans in any month be less than 8% per annum. "Prime Rate" is defined as the actual "Reference Rate" or the substitute therefor of the Bank of America NT & SA ("B of A") whether or not that rate is the lowest interest rate charged by B of A. If the Prime Rate, as defined, is unavailable, "Prime Rate" shall mean the highest of the prime rates published in the Wall Street Journal on the first business day of the month, as the base rate on corporate loans at large U.S. money center commercial banks.

  1.3 Fees. Borrower shall pay to CoastFed a loan origination fee in the amount of $51,000* and an annual loan fee of -n/a- on each anniversary of the date hereof during the term of this Loan Agreement. Said fees are in addition to all other sums payable to CoastFed, are not refundable for any reason,and shall bear interest from the date due to the date paid at the highest interest rate applicable to any of the Obligations.

*on the first disbursement of Loans hereunder

2. DEFINITIONS OF OBLIGATIONS AND COLLATERAL; GRANT OF SECURITY INTEREST.

  2.1 Obligations. The term "Obligations" as used in this Loan Agreement, and any and all Collateral Agreements, shall mean and include each and all of the following: the obligation to pay all Loans and all interest thereon when due and to pay and perform when due all other indebtedness, liabilities, obligations, guarantees, covenants, agreements, warranties and representations of Borrower to CoastFed, whether heretofore, now or hereafter existing, owing or arising; whether primary, secondary, direct, acquired from a third party, absolute, contingent, fixed, secured or unsecured; joint or several, written or oral, monetary or non-monetary; and whether created pursuant to, or caused by Borrower's breach of, this Loan Agreement, a Collateral Agreement or any other present or future agreement or instrument, or created by operation of law or otherwise.

Coast Business Credit                               Loan and Security Agreement
_______________________________________________________________________________

     2.2 Collateral. As security and collateral for all Obligations, Borrower hereby grants to CoastFed a continuing security interest in, and assigns to CoastFed, all of Borrower's interest in the types of property described below, whether now owned or hereafter acquired and wherever located, together with all proceeds (including insurance proceeds), substitutions, accessions and products thereof (collectively referred to as "Collateral"):

     2.2(a) Accounts. All accounts, contract rights, chattel paper, and instruments, and all other obligations now or hereafter owing to Borrower (hereinafter sometimes collectively referred to as "Accounts"), including, but not limited to, those described in any Accounts Collateral Security Agreement executed by Borrower, and all right, title and interest of Borrower in, and all of Borrower's rights and remedies with respect to, all goods, the sale of other disposition of which gives rise to any Account, including, without limitation, all returned, reclaimed and repossessed goods and all rights of stoppage in transit, replevin, reclamation, and all rights as an unpaid vendor, and

     2.2(b) Inventory. All inventory, goods, merchandise, materials, raw materials, work in process, finished goods, advertising, packaging and shipping materials, supplies, and all other tangible personal property which is held for sale or lease or furnished under contracts of service or consumed in Borrower's business, including, without limitation, any and all of the foregoing which are returned, repossessed, reclaimed or stopped in transit, and including, but not limited to, those described in any Inventory Collateral Security Agreement executed by Borrower, and all warehouse receipts and other documents or instruments now or hereafter issued with respect to any of the foregoing, and

     2.2(c) Equipment. All equipment, goods (other than inventory), machinery, fixtures, trade fixtures, vehicles, furnishings, furniture, supplies, materials, tools, machine tools, office equipment, appliances, apparatus, parts, dies, jigs, and chattels, including, but not limited to, those described in any Equipment Collateral Security Agreement executed by Borrower, and

     2.2(d) Intangibles. All deposit accounts and general intangibles (including, but not limited to, tax refunds, goodwill, name, drawings, trademarks, blueprints, trade names, trade secrets, customer lists, patents, patent applications, copyrights, security deposits, loan commitment fees, royalties, licenses, processes, and all other rights, privileges and franchises); and

     All personal property of Borrower which comes into CoastFed's possession, custody or control; and all tangible and intangible personal property in which CoastFed now has or hereafter acquires a security interest to secure any or all of the Obligations; and all substitutions, additions and accessions to any or all of the foregoing items of Collateral; and all guaranties of and security for any and all of the foregoing; and all books and records relating to any and all of the foregoing and the equipment containing said books and records. Payment and performance of the Obligations are collateralized by the Collateral and by any security interest created in any other agreement now or hereafter existing between CoastFed and Borrower unless such other agreement is a deed of trust or other security instrument having real property or rents from real property as its subject matter and expressly provides to the contrary.

3.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF BORROWER.

     To induce CoastFed to enter into this Loan Agreement and now and hereafter to enter into any Collateral Agreement, Borrower represents and warrants that each of the following representations and warranties now is and hereafter will continue to be true correct in all respects and Borrower has and will timely perform each of the following covenants:

     3.1 Corporate Existence and Power. Borrower, if a corporation, is and will continue to be duly authorized, validly existing and in good standing under the laws of the jurisdiction of its incorporation. Borrower is and will continue to be qualified and licensed to do business in all jurisdictions in which the nature of the business transacted by it, or the ownership or leasing of its property, makes such qualification or licensing necessary, and Borrower has and will continue to have all requisite power and authority to carry on its business as it is now,or may hereafter be, conducted.

     3.2 Authority. Borrower is, and will continue to be, authorized to enter into, to grant security interests in its property pursuant to, and to perform its obligations under this Loan Agreement, any Collateral Agreement and all other instruments and transactions contemplated herein. The execution delivery and performance by Borrower of this Loan Agreement, any Collateral Agreement and all other instruments and transactions contemplated herein have been validly authorized, are enforceable against the Borrower in accordance with their terms, and do not violate any law or any provision of, and are not grounds for acceleration under, any agreement indenture, note or instrument which is binding upon Borrower, or any of its property, including, without limitation, Borrower's Articles of Incorporation, By-Laws and any Shareholder Agreements.

     3.3 Name; Trade Names and Styles. Borrower has set forth above its correct name. Listed on the Schedule hereto are all prior names of Borrower and each fictitious name, trade name and trade style by which Borrower has been, or is now, known. Borrower shall provide CoastFed with fifteen (15) days' advance written notice prior to doing business under any other name, fictitious name, trade name or trade style. Borrower has complied, and will hereafter comply, with all laws relating to the conduct of business under, the ownership of property in, and the renewal or continuation of the right to use, a corporate, fictitious or trade name or trade style.

     3.4 Place of Business; Location of Collateral. Borrower's sole place of business or, if Borrower has more than one place of business, Borrower's chief executive office; or if Borrower is an individual and does not have a separate place of business. Borrower's residence is, and will

Coast Business Credit                               Loan and Security Agreement
_______________________________________________________________________________

continue to be, located at Borrower's Address and all of Borrower's books and records, including, but not limited to, the books and records relating to Borrower's Accounts, are and will be maintained at Borrower's Address unless and until CoastFed shall otherwise consent in writing. In addition to Borrower's Address, Borrower has places of business and Collateral is located only at the locations shown on the Schedule hereto. Borrower will provide CoastFed with advance written notice if Borrower moves any of the Collateral*, or obtains any additional sites for the conduct of Borrower's business or the location of any Collateral.

*(other than (i) in connection with sales or other dispositions of Inventory in the ordinary course of business, (ii) disposal in the ordinary course of business of items of equipment which have become worn out or obsolete or which are promptly being replaced, (iii) disposal of equipment and intangibles outside the ordinary course of business not exceeding in the aggregate of $50,000 in any fiscal year, and (iv) any and all mobile goods which are of a type normally used in more than one jurisdiction).

     3.5 Title to Collateral; Liens. Borrower is now, and will at all times hereafter be, the lawful and sole owner of all the Collateral. With the exception of the security interest granted CoastFed, the Collateral now is and will remain free and clear of any and all liens, charges, security interests, encumbrances and adverse claims*. Without limiting any of CoastFed's other rights and remedies, if Borrower grants any third party a lien or encumbrance on or security interest in any of the Collateral**, CoastFed, in its sole discretion, shall have the right to treat such action as a notice of termination by Borrower to CoastFed under Paragraph 8(d) hereof, as of any date subsequent to such grant selected by CoastFed, in its sole discretion, and to charge Borrower the termination fee therein provided. CoastFed now has, and will have, a perfected and enforceable first priority security interest in all of the Collateral***, and Borrower will at all times defend CoastFed and the Collateral against all claims of others. None of the Collateral now is or will be affixed to any real property in such a manner, or with such intent, as to constitute a fixture thereto****. Borrower is not and will not become a lessee under any real property lease pursuant to which the lessor may obtain any rights in any of the Collateral and no such lease now prohibits, restrains, impairs or will prohibit, restrain or impair Borrower's right, to remove any Collateral from the leased premises+. Whenever any Collateral is located upon premises in which any third party has an interest (whether as owner, mortgagee, beneficiary under a deed of trust, lien or otherwise). Borrower shall, whenever requested by CoastFed, use its best efforts to cause such third party to execute and deliver to CoastFed, in form acceptable to CoastFed, whatever waivers and subordinations that CoastFed specifies, so as to ensure that CoastFed's rights in the Collateral are, and will continue to be, superior to the rights of any such third party. Borrower will keep in full force and effect, and will comply with all the terms of, any lease of real property where any of the Collateral now or in the future may be located.

     *("Liens"), other than Permitted Liens. As used herein, "Permitted Liens" means (i) any Liens existing as of the date hereof and disclosed in the Schedule; (ii) Liens for taxes, fees, assessments or other governmental charges or levies, either not delinquent or being contested in good faith by appropriate proceedings, provided the same have no priority over any of CoastFed's security interests; (iii) Liens of materialmen, mechanics, warehousemen, or carriers, or other like possessory Liens arising in the ordinary course of business and securing obligations either not delinquent or being contested in good faith by appropriate proceedings; (iv) any judgment, or attachment lien, execution on which has been effectively stayed and which has been fully bonded against within 20 days after the entry thereof; (v) easements, rights of way, servitudes or zoning or building restrictions and other minor encumbrances on real property and irregularities in the title to such property which do not in the aggregate materially impair the use or value of such property or risk the loss or forfeiture of title thereto; (vi) Liens (A) upon or in any equipment acquired or held by the Borrower or any of its subsidiaries to secure the purchase price of such equipment or indebtedness incurred solely for the purpose of financing the acquisition of such equipment, or (B) existing on such equipment at the time of its acquisition, provided that the Lien is confined solely to the equipment so
                 --------
acquired and improvements thereon; (vii) Liens incurred in connection with the extension, renewal or refinancing of the indebtedness secured by Liens of the type described in clauses (i) and (vi) above, provided that any extension,
                                              --------
renewal or replacement Lien shall be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness being extended, renewed or refinanced does not increase.

      **(other than a Permitted Lien)

      ***(subject to Permitted Liens)

      ****(unless such Collateral is covered by a fixture filing duly executed and delivered by the Borrower in favor of CoastFed)

      +, except to the extent provided under leases existing as of the date hereof and disclosed in the Schedule.

      3.6 Maintenance of Collateral. Borrower has maintained and will maintain the Collateral and all of its assets in good working condition, at Borrower's expense. Borrower will not use the Collateral or any of its other properties for any unlawful purpose and will not secrete or abandon the Collateral. Borrower will immediately advise CoastFed in writing of any material loss or
* of the Collateral.

      *significant decline in the value

Coast Business Credit                                Loan and Security Agreement
________________________________________________________________________________

     3.7 Books and Records. Borrower has maintained and will maintain at Borrower's Address complete and accurate books and records comprising an accounting system in accordance with generally accepted accounting principles. Borrower has not and will not in the future enter into any agreement with any accounting firm, service bureau or third party to prepare or store Borrower's books and records at any location other than Borrower's Address, without first obtaining CoastFed's written consent, which may be conditioned upon such accounting firm, service bureau or other third party agreeing to give CoastFed the same rights with respect to access to books and records and related rights as CoastFed has under Paragraph 4.3 of this Loan Agreement.

     3.8 Financial Condition and Statements. All financial statements now or hereafter delivered to CoastFed have been, and will be, prepared in conformity with generally accepted accounting principles and now and hereafter will completely and accurately reflect the financial condition of Borrower, at the times and for the periods therein stated. Since the last date covered by any such statement, there has been no material adverse change in the financial condition, operations or any other status of the Borrower. Borrower will deliver to CoastFed a copy of all financial statements prepared with respect to Borrower no later than five (5) days after the **** thereof by Borrower. Borrower will cause to be prepared, and will provide CoastFed (i) within * days following the end of each fiscal quarter, **, and (ii) within *** days following the end of Borrower's fiscal year, complete annual financial statements, certified by independent certified public accountants acceptable to CoastFed.

     *forty-five (45)

     **an unaudited balance sheet as of the end of such fiscal quarter and an unaudited income statement for such fiscal quarter accompanied by an instrument in form reasonably acceptable to CoastFed and executed by the Chief Financial Officer certifying that such financial statements (excluding footnotes) were prepared in accordance with generally accepted accounting principles.

     ***120

     ****filing or sending

     3.9 Tax Returns and Payments; Pension Contributions. Borrower has timely filed, and will timely file, all tax returns and reports required by foreign, federal, state or local law. Borrower has timely paid, and will timely pay, all foreign, federal, state and local taxes, assessments, deposits and contributions now or hereafter owed by Borrower. Borrower may defer payment of any contested taxes provided that Borrower (i) in good faith contests Borrower's obligation to pay such taxes by appropriate proceedings promptly and diligently instituted and conducted, (ii) notifies CoastFed in writing of the commencement of and any material development in such proceedings, and (iii) posts bonds or takes any other steps required to keep such contested taxes from becoming a lien against or charge upon any of the Collateral or other properties of Borrower. Borrower shall, at all times, utilize the services of an outside payroll service providing for the automatic deposit of all payroll taxes payable by Borrower. Borrower is unaware of any claims or adjustments proposed for any of Borrower's prior tax years which could result in additional taxes becoming due and payable by Borrower. Borrower has paid, and shall continue to pay all amounts necessary to fund all present and future pension, profit sharing and deferred compensation plans in accordance with their terms, and Borrower has not and will not withdraw from participation in, permit partial or complete termination of, or permit the occurrence of any other event with respect to, any such plan which could result in any * liability of Borrower, including, without limitation, any liability to the Pension Benefit Guaranty Corporation or its successors or any other governmental agency. When requested, Borrower will furnish CoastFed with proof satisfactory to CoastFed of Borrower's making the payment or deposit of all such taxes and contributions, such proof to be delivered within five (5) days after the due date established by law for each such payment or deposit. If Borrower fails or is unable to pay or deposit such taxes or contributions, CoastFed may, but is not obligated to, pay the same and treat all such advances as additional Obligations of Borrower. Such advances shall bear interest at the highest interest rate applicable to any of the Obligations.

     *material

     3.10 Compliance with Law. Borrower has * complied, and will * comply, with all provisions of all foreign, federal, state and local laws and regulations relating to Borrower, including, but not limited to, those relating to Borrower's ownership of real or personal property, conduct and licensing of Borrower's business and employment of Borrower's personnel.

     *in all material respects

     3.11 Litigation. There is no claim, suit, litigation, proceeding or investigation pending or threatened by or against or affecting Borrower in any court or before any regulatory commission, board or other governmental agency (or any basis therefor known to Borrower) which * result, either separately or in the aggregate, in any ** adverse change in the business or condition of Borrower to carry on its business in substantially the same manner as it is now being conducted. Borrower will immediately inform CoastFed in writing of any claim, proceeding, litigation or investigation hereafter threatened or instituted by or against Borrower***.

     *may reasonably **material

     ***involving in excess of $250,000

     3.12 Use of Proceeds. Borrower is not purchasing or carrying any "margin stock" (as defined in Regulation G of

Coast Business Credit                                Loan and Security Agreement
________________________________________________________________________________

the Board of Governors of the Federal Reserve System) and no part of the proceeds of any Loan will be used to purchase or carry any "margin stock" or to extend credit to others for the purpose of purchasing or carrying any "margin stock." All proceeds of all Loans shall be used solely for lawful business purposes.

     3.13 Continuing Effect. All representations, warranties and covenants of Borrower contained in this Loan Agreement and any Collateral Agreement and any other agreement with CoastFed shall be true and correct at the time of the effective date of each such agreement and shall be deemed continuing and shall remain true, correct and in full force and effect until payment and satisfaction in full of all of the Obligations, and Borrower acknowledges that CoastFed is and will be expressly relying on such representations, warranties and covenants in making Loans to Borrower.

4.   ADDITIONAL DUTIES OF BORROWER.

     4.1 Insurance. Borrower shall, at all times, at Borrower's expense, insure all of the Collateral * and carry such other business insurance ** with insurers acceptable to CoastFed, in such form and amounts as CoastFed may *** require. All such insurance policies shall name CoastFed as an additional loss payee, shall provide that proceeds payable thereunder be payable directly to CoastFed unless written authority to the contrary is obtained, and shall also provide that no act or default of Borrower or any other person shall affect the right of CoastFed to recover thereunder and shall contain a lenders loss payee endorsement in form acceptable to CoastFed. Upon receipt of the proceeds of any such insurance, CoastFed shall apply such proceeds in reduction of the Obligations as CoastFed shall determine in its sole and absolute discretion. If Borrower fails to provide or pay for any such insurance, CoastFed may, but is not obligated to, procure the same at Borrower's expense. Borrower agrees to deliver to CoastFed, promptly as rendered, copies of all reports made to all insurance companies****.

     *(other than Accounts)

     **covering such property and risks as is customarily carried by companies engaged in similar businesses and owning similar properties in the localities where the Borrower operates, and

     ***reasonably

     ****involving a claim of over $100,000

     4.2 Reports. At its expense, Borrower shall report, in form satisfactory to CoastFed, such information as CoastFed may from time to time specify regarding Borrower or the Collateral; such reports shall be rendered with such frequency as CoastFed may * specify. All reports furnished CoastFed shall be complete and accurate in all ** respects.

     *reasonably **material

     4.3 Access to Collateral, Books and Records. At any time CoastFed, or its agents, shall have immediate access to the Collateral and any other property of Borrower, wherever located. CoastFed shall have the right to audit and copy Borrower's books and records and accounts including accountants' reports wherever located * (hereinafter collectively the "Records"). Borrower hereby irrevocably authorizes and directs any of the officers, agents, accountants and attorneys having possession or control of any of the Records (including computer records) to physically deliver or make same available to CoastFed upon CoastFed's request. Borrower waives the benefit of any accountant-client privilege or other evidentiary privilege precluding or limiting the disclosure, divulgence or delivery of any of the Records. ** CoastFed shall have the right to possession of, or to move to the premises of CoastFed or any agent of CoastFed, for so long as CoastFed may desire, all or any part of the Records.

     *but excluding communications to or by Borrower's attorneys

     **Upon the occurrence and during the continuation of an Event of Default

     4.4 Prohibited Transactions. Borrower shall not without CoastFed's prior written consent++: merge*, consolidate, dissolve, acquire any other corporation; enter into any transaction not in its usual course of business; guarantee or otherwise become in any way liable with respect to the obligations of another party or entity (except by endorsements of instruments or items of payment for deposit to the general account of Borrower or which are transmitted or turned over to CoastFed on account of the Obligations**); pay or declare any dividends upon Borrower's stock; redeem, retire, purchase or otherwise acquire, directly or indirectly, any of Borrower's stock***, make any change in Borrower's name, identity, corporate or capital structure; sell or transfer any Collateral, except for the sale of finished inventory in the ordinary course of Borrower's business****; lend or distribute any of Borrower's property or assets, or incur any debts, outside of the ordinary course of Borrower's business+.

     *(provided that Borrower may merge into another corporation for purposes of effecting a reincorporation into another state after CoastFed has indicated to Borrower that all steps necessary to protect the validity and perfection of CoastFed's first-priority security interest in the Collateral, subject to Permitted Liens, have been taken)

     **and except for obligations pursuant to Borrower's bylaws or in indemnification agreements, to indemnify officers, directors and employees of the Borrower, and guarantees of the obligations of the Borrower's subsidiaries,

     ***,except for the repurchase by the Borrower of its capital stock from current or former employees for a purchase price not to exceed $50,000 in the aggregate in any fiscal year

     ****, and except for sales or other dispositions of equipment in the ordinary course of business which has become worn out or obsolete or which are promptly being replaced, and sales or dispositions of equipment,

Coast Business Credit                               Loan and Security Agreement
_______________________________________________________________________________

trademarks and other intangibles outside the ordinary course of business not exceeding in the aggregate $100,000 in any fiscal year (provided no Event of Default and no event which, with notice or passage of time or both, would constitute an Event of Default, has occurred)

     + except for indebtedness for borrowed money not in excess of $500,000 in any fiscal year or with respect to capital leases not in excess of $500,000 in any fiscal year

    ++ which shall be a matter of CoastFed's reasonable discretion

     4.5 Notification of Changes. Borrower will promptly notify CoastFed in writing of any change of its * officers, directors, any purchase ** out of the regular course of Borrower's business and any adverse or material change in the business or financial affairs of Borrower.

     * executive

    ** of assets or property with an aggregate value exceeding $1,000,000 in any fiscal year

     4.6 Charges. Borrower shall pay all * charges assessed by CoastFed, in accordance with CoastFed's schedule of charges in effect from time to time, and such charges shall be part of the Obligations and shall be payable on demand.

     * reasonable

     4.7 Litigation Cooperation. Should any suit or proceeding be instituted by or against CoastFed with respect to any Collateral or for the collection or enforcement of any Account, or in any manner relating to Borrower, Borrower shall, without expense to CoastFed, and wherever and whenever designated by CoastFed, make available Borrower and its officers, employees and agents and Borrower's Records to the extent that CoastFed may * deem necessary in order to prosecute or defend any such suit or proceeding**.

     * reasonably

    ** subject to the preservation of attorney-client privileges

     4.8 Remittance of Proceeds. All proceeds arising from the disposition of the Collateral shall be delivered, in kind, by Borrower to CoastFed in the original form in which received by Borrower not later than the following business day after receipt by Borrower. Borrower agrees that it will not commingle proceeds of Collateral with any of Borrower's other funds or property, but will hold such proceeds separate and apart from such other funds and property and in an express trust for CoastFed. CoastFed may from time to time verify directly with the respective account debtors the validity, amount and any other matters relating to the Accounts by means of mail, telephone or otherwise, either in the name of Borrower or CoastFed or such other name as CoastFed may choose.

     4.9 Execute Additional Documentation. Borrower agrees, at its expense, on demand by CoastFed, to execute all documents in form satisfactory to CoastFed, as CoastFed, in its * sole discretion, may deem necessary or useful in order to perfect and maintain CoastFed's perfected first-priority or any other security interest in the Collateral, and in order to fully consummate all of the transactions contemplated under this Loan Agreement and under any Collateral Agreement.

     * reasonable

5. APPLICATION OF PAYMENTS.

    All forms of payments delivered to CoastFed on account of the Obligations constitute conditional payment only until such items are actually paid in cash to CoastFed: solely for the purpose of computing interest earned by CoastFed, credit therefor and for bank wire transfers shall be given as of the * business day after receipt by CoastFed in order to allow for clearance, bookkeeping and computer entries. All payments made by Borrower may be applied, and in CoastFed's sole discretion reversed and re-applied, in whole or in part to any of the Obligations, in such order and manner as CoastFed shall determine in its sole discretion.

     * third

6. EVENTS OF DEFAULT AND REMEDIES.

     6.1 Events of Default. If any of the following events shall occur, such an occurrence shall constitute an "Event of Default" and Borrower shall provide CoastFed with immediate written notice thereof: (a) Any warranty, representation, statement, report or certificate made or delivered to CoastFed by Borrower or any of Borrower's officers, employees or agents now or hereafter shall be incorrect, false, untrue or misleading in any material respect; or (b) Borrower shall fail to repay ++++ due part or all of any Loan or to pay any interest thereon ++++ due; or (c) Borrower shall fail to perform when due any term or condition contained in this Loan Agreement or in any Collateral Agreement, or any other agreement between CoastFed and Borrower, or (d) Borrower shall fail to pay or perform any other Obligation when due; or (e) Any loss, theft, or substantial damage to, or destruction of, any or all of the Collateral (unless within five (5) days after the occurrence of any such event. Borrower furnishes CoastFed with evidence satisfactory to CoastFed that the amount of any such loss, theft, damage to or destruction of the Collateral is fully insured under policies designating CoastFed as the additional named insured); or (f) A material impairment of the prospect of payment or performance of the Obligations or a material impairment of the value of the Collateral or any impairment in the priority of CoastFed's security interest; or (g) Any event shall arise which actually results in the acceleration of the maturity of the indebtedness of Borrower to others under any loan or other agreement or undertaking**; or (h) Any levy, assessment, attachment, seizure, lien or encumbrance for any cause or reason whatsoever, upon all or any part of the Collateral or any other asset of Borrower *** (unless discharges by payment, release or fully bonded against not more than **** days after such event has occurred); or (i) Dissolution, termination of existence, insolvency or business failure of Borrower; or appointment

Coast Business Credit                                Loan and Security Agreement
________________________________________________________________________________

of a receiver, trustee or custodian, for all or any part of the property of, assignment for the benefit of creditors by, or the commencement of any proceeding by or against. Borrower under any reorganization, bankruptcy, insolvency, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, now or hereafter in effect +; or entry of a court or governmental order which enjoins, restrains or in any way prevents Borrower from conducting all or any ++ part of its business; or failure to pay any foreign, federal, state or local tax or other debt of Borrower unless, with respect to any such tax, Borrower complies with the provisions of Paragraphs 3.9(i), (ii), and (iii); or (j) A notice of lien, levy or assessment is filed of record with respect to any of Borrower's assets by the United States or any department, agency or instrumentality thereof, or by any state, county, municipal or other governmental agency, or if any taxes or debts now or hereafter owing to any one or more of them becomes a lien upon all or any of the Collateral or any other assets of Borrower (other than alien for real property taxes which are not yet due and payable); or (k) Death, insolvency or incompetency of any guarantor of the Obligations: appointment of a conservator or guardian of the person of any such guarantor; appointment of a conservator, guardian, trustee, custodian or receiver of all or any part of the assets, property or estate of, any such guarantor; revocation or termination of, or limitation of liability upon, any guaranty of the Obligations; or commencement of proceedings by or against any guarantor or surety for Borrower under any bankruptcy or insolvency law; or (l) Borrower makes any payment on account of any indebtedness or obligation which has been subordinated to the Obligations +++ or if any person who has subordinated such indebtedness or obligations terminates or in any way limits his subordination agreement; or (m) Borrower shall generally not pay its debts as they become due or shall enter into any agreement (whether written or oral), or offer to enter into any such agreement, with all or a significant number of its creditors regarding any moratorium or other indulgence with respect to its debts or the participation of such creditors or their representatives in the supervision, management or control of the business of Borrower; or Borrower shall conceal, remove or transfer any part of its property, with intent to hinder, delay or defraud its creditors, or make or suffer any transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law, or shall make any transfer of its property to or for the benefits of any creditor at a time when other creditors similarly situated have not been paid.

     **involving more than $100,000

     ***(other than a Permitted Lien)

     ****twenty (20)

     + , provided that the filing of an involuntary bankruptcy petition against the Borrower shall not be deemed to be an Event of Default hereunder if it is cured by being dismissed within sixty (60) days after the date instituted (although CoastFed shall have no obligation to make Loans during such 60-day cure period)

     ++material

     +++other than in compliance with a subordination agreement executed by CoastFed or approved in writing by CoastFed

     ++++within three days after the date

     6.2 Remedies. Upon the occurrence of any Event of Default, and at any time thereafter, CoastFed, at its option, and without notice or demand of any kind (all of which are hereby expressly waived by Borrower), may do any one or more of the following: (a) Cease advancing money or extending credit to or for the benefit of Borrower under this Loan Agreement, any Collateral Agreement, and any other document or agreement; (b) Accelerate and declare all or any part of the Obligations to be immediately due, payable, and performable notwithstanding any deferred or installment payments allowed by any instrument evidencing or relating to any Obligation; (c) Take possession of any or all of the Collateral wherever it may be found, and for that purpose Borrower hereby authorizes CoastFed without judicial process to enter onto any of the Borrower's premises without hindrance to search for, take possession of, keep, store, or remove any of the Collateral and remain on such premises or cause a custodian to remain thereon in exclusive control thereof without charge for so long as CoastFed deems necessary in order to complete the enforcement of its rights under this Loan Agreement or any Collateral Agreement, or any other agreement; provided, however, that should CoastFed seek to take possession of any or all of the Collateral by Court process, Borrower hereby irrevocably waives: (i) any bond and any surety or security relating thereto required by any statute, court rule or otherwise as an incident to such possession; (ii) any demand for possession prior to the commencement of any suit or action to recover possession thereof; and (iii) any requirement that CoastFed retain possession of and not dispose of any such Collateral until after trial or final judgment; (d) Require Borrower to assemble any or all of the Collateral and make it available to CoastFed at a place or places to be designated by CoastFed which are reasonably convenient to CoastFed and Borrower, and to remove the Collateral to such locations as CoastFed may deem advisable; (e) Complete processing, manufacturing or repair of all or any portion of the Collateral prior to a disposition thereof and, for such purpose and for the purpose of removal, CoastFed shall have the right to use Borrower's premises, vehicles, hoists, lifts, cranes, equipment and all other property without charge. Without limiting any security interest granted CoastFed in other provisions of this Loan Agreement or in any Collateral Agreement or other agreement, for the purpose of

Coast Business Credit                                Loan and Security Agreement
________________________________________________________________________________

completing manufacturing, processing or repair of Collateral and the disposition thereof, CoastFed is hereby granted a security interest in, and CoastFed and any purchaser from CoastFed may use without charge, all of the Borrower's plant machinery, equipment, labels, licenses, processes, patents, patent applications, copyrights, names, trade names, trademarks, trade secrets, logos, advertising material and all other assets, and may also utilize all of Borrower's rights under any license or franchise agreement: (f) Sell, ship, reclaim, lease or otherwise dispose of all or any portion of the Collateral in its condition at the time CoastFed obtains possession or after further manufacturing, processing or repair, at any one or more public and/or private sales (including execution sales), in lots or bulk for cash, exchange or other property or on credit and to adjourn any such sale from time to time without notice other than oral announcement at the time scheduled for sale. CoastFed shall have the right to conduct such disposition on Borrower's premises without charge for such time or times as CoastFed deems fit or on CoastFed's premises, or elsewhere and the Collateral need not be located at the place of disposition. CoastFed may directly or through any affiliated company purchase or lease any Collateral at any such public disposition and if permissible under applicable law, at any private disposition. Any sale or other disposition of Collateral shall not relieve Borrower of any liability Borrower may have if any Collateral is defective as to title or physical condition or otherwise at the time of sale:
(g) Demand payment of and collect any Accounts and general intangibles comprising part or all of the Collateral and, in connection therewith, Borrower irrevocably authorizes CoastFed to endorse or sign Borrower's name on all collections, receipts, instruments and other documents, to take possession of and open mail addressed to Borrower and remove therefrom payments made with respect to any item of the Collateral or proceeds thereof, and, in CoastFed's sole discretion, to grant extensions of time to pay, compromise claims and settle Accounts and the like for less than face value; (h) Demand and receive possession of any of Borrower's federal and state income tax returns and the Records utilized in the preparation thereof or referring thereto. All attorneys' fees, expenses, costs, liabilities and obligations incurred by CoastFed with respect at a rate equal to the highest interest rate applicable to any of the Obligations.

     6.3 Standards for Determining Commercial Reasonableness. Borrower and CoastFed agree that the following conduct by CoastFed with respect to any disposition of Collateral shall conclusively be deemed commercially reasonable (but other conduct by CoastFed, including, but not limited to CoastFed's use in its sole discretion of other or different times, places and manners of noticing and conducting any disposition of Collateral shall not be deemed unreasonable):
Any public or private disposition as to which on no later than the fifth calendar day prior thereto written notice thereof is mailed or personally delivered to Borrower and with respect to any public disposition, on no later than the fifth calendar day prior thereto notice thereof describing in general non-specific terms, the Collateral to be disposed of is published once in a newspaper of general circulation in the county where the sale is to be conducted, at any place designated by CoastFed with or without the Collateral being present, and which commences at any time between 8:00 a.m. and 5:00 p.m. Without limiting the generality of the foregoing, Borrower expressly agrees that, with respect to any disposition of Accounts, instruments and general intangibles (collectively "Receivables"), it shall be commercially reasonable for CoastFed to direct any prospective acquirer thereof to ascertain directly from Borrower any and all information (and CoastFed shall not be required to maintain records of, or answer any inquiries) concerning the Receivables offered for disposition, including, but not limited to, the terms of payment, aging and delinquency, if any, of the Receivables, the financial condition of any obligor or account debtor thereon or guarantor thereof, any collateral therefor and the condition and location of the goods, if any, that are the subject of any of the Receivables.

     6.4 Application of Proceeds. All proceeds realized as the result of any disposition of the Collateral shall be applied by CoastFed first to the costs, expenses, liabilities, obligations and * attorneys' fees incurred by CoastFed in the exercise of its rights under this Loan Agreement and any Collateral Agreement second to the interest due upon any of the Obligations and third to the principal of the Obligations in any order determined by CoastFed in its sole discretion. The surplus, if any, shall be paid to Borrower, if any deficiency shall arise, Borrower shall remain liable to CoastFed therefor. If, as a result of the disposition of any of the Collateral, CoastFed directly or indirectly enters into a credit transaction with any third party, CoastFed shall have the option, exercisable at any time, in its sole discretion, of either reducing the Obligations by the principal amount of such credit transaction or deferring the reduction thereof until the actual receipt by CoastFed of cash therefor from such third party.

     *reasonable

     6.5 Remedies Cumulative. In addition to the rights and remedies set forth in this Loan Agreement and any Collateral Agreement CoastFed shall have all the other rights and remedies accorded a secured party under the California Uniform Commercial Code and under any and all other applicable laws and in any other instrument or agreement now or hereafter entered into between CoastFed and Borrower and all of such rights and remedies are cumulative and none is exclusive. Exercise or partial exercise by CoastFed of one or more of its rights or remedies shall not be deemed an election, nor bar CoastFed from subsequent exercise or partial exercise of any other rights or remedies. The failure or delay of CoastFed to exercise any rights or remedies shall not operate as a waiver thereof, but all rights and remedies shall continue in full

Coast Business Credit                                Loan and Security Agreement
________________________________________________________________________________

force and effect until all of the Obligations have been fully paid and performed.

7.   POWER OF ATTORNEY.

     *Borrower grants to CoastFed an irrevocable power of attorney coupled with an interest, authorizing and permitting CoastFed (acting through any of its employees, attorneys or agents) at any time, at its opinion, but without obligation, with or without notice to Borrower, and at Borrower's expense, to do any or all of the following, in Borrower's name or otherwise; (a) Execute on behalf of Borrower any documents that CoastFed may, in its sole and absolute discreption, deem advisable in order to perfect, maintain or improve CoastFed's security interest in the Collateral or other real or personal property intended to constitute Collateral, or in order to exercise a right of Borrower or CoastFed, or in order to fully consummate all the transactions contemplated under this Loan Agreement, any Collateral Agreement and all other present and future agreements; (b) At any time after the occurrence of any Event of Default, to execute on behalf of Borrower any document exercising, transferring or assigning any option to purchase, sell or otherwise dispose of or to lease (as lessor or lessee) any real or personal property which is part of CoastFed's Collateral or in which CoastFed has an interest; (c) Execute on behalf of Borrower, any invoices relating to any Account, any draft against any Account debtor and any notice to any Account debtor, any proof of claim in bankruptcy, any Notice of Lien, claim of mechanic's, materialman's or other lien, or assignment or satisfaction of mechanic's, materialman's or other lien; (d) Take control in any manner of any cash or non-cash items of payment or proceeds of Collateral; endorse the name of Borrower upon any instruments, or documents, evidence of payment or Collateral that may come into CoastFed's possession; (e) Upon the occurrence of any Event of Default, to receive and open all mail addressed to Borrower, and to notify the Post Office authorities to change the address for the delivery of mail addressed to Borrower to such other address as CoastFed may designate, including, but not limited to, CoastFed's own address; CoastFed shall turn over to Borrower all of such mail not relating to the Collateral; (f) Endorse all checks and other forms of remittances received by CoastFed "Pay to the Order of CoastFed Business Credit Corporation," or in such other manner as CoastFed may designate; (g) **Pay, contest or settle any lien, charge, encumbrance, security interest and adverse claim in or to any of the Collateral, or any judgment based thereon, or otherwise take any action to terminate or discharge the same; (h) ** Grant extensions of time to pay, compromise claims and settle Accounts and the like for less than face value and execute all releases and other documents in connection therewith; (i) Pay any sums required on account of Borrower's taxes or to secure the release of any liens therefor, or both; (j) Settle and adjust, and give releases of, any insurance claim that relates to any of the Collateral and obtain payment therefor; (k) Instruct any third party having custody or control of any books or records belonging to, or relating to, Borrower to give CoastFed the same rights of access and other rights with respect thereto as CoastFed has under Paragraph
4.3 of this Loan Agreement; and (l) Take any action or pay any sum required of Borrower pursuant to this Loan Agreement, any Collateral Agreement and any other present or future agreements. Any and all sums paid any and all costs, expenses, liabilities, obligations and attorneys' fees incurred by CoastFed with respect to the foregoing shall be added to and become part of the Obligations, shall be payable on demand, and shall bear interest at a rate equal to the highest interest rate applicable to any of the Obligations. In no event shall CoastFed's rights under the foregoing power of attorney or any of CoastFed's other rights under this Loan Agreement or any Collateral Agreement be deemed to indicate that CoastFed is in control of the business, management or properties of Borrower.

     *Provided CoastFed acts in a commercially reasonable manner

     **Upon the occurrence of an Event of Default

8.   TERMINATION.

     This Loan Agreement and all Collateral Agreement(s) shall continue in effect until June 30, 1994 (the "initial renewal date") and shall therefor automatically and continuously renew for successive additional terms of one year(s) each unless terminated as to future transactions as hereinafter provided. (The initial renewal date and each subsequent date on which the terms of this Loan Agreement and the Collateral Agreement(s) automatically renew are hereinafter referred to as "renewal dates.") This Loan Agreement and any Collateral Agreement may be terminated, as to future transactions only, as follows: (a) By written notice from either CoastFed or Borrower to the other, not less than sixty (60) days prior to the next renewal date, in which event termination shall be effective on the next renewal date; or (b) By CoastFed at any time after the occurrence of an Event of Default, without notice, in which event termination shall be effective immediately; or (c) By sixty (60) days' prior written notice from Borrower to CoastFed, in which event, termination shall be effective on the sixtieth day after such notice is given; or (d) By the grant by Borrower to any third party of a lien or encumbrance on, or security interest in, any of the Collateral*, as provided in Paragraph 3.5, in which event termination shall be effective on the date selected by CoastFed pursuant to Paragraph 3.5. On the effective date of termination, Borrower shall pay and perform in full all Obligations, whether evidenced by installment notes or otherwise, and whether or not all or any part of such Obligations are otherwise then due and payable. If Borrower attempts to terminate this Loan Agreement under subparagraph (a) or (c) above, but does not pay and perform all Obligations in full on the effective date of termination, then this Loan Agreement and all Collateral Agreement(s) shall not be terminated and shall continue in full force and effect until the next renewal date and shall automatically renew thereafter as provided above. If termination occurs under subparagraph (b), (c) or (d) above, Borrower shall pay to CoastFed a termination fee in an amount equal to $7,500 for each month

Coast Business Credit                               Loan and Security Agreement
_______________________________________________________________________________

(or portion thereof) from the effective date of termination to the date which would have been the next renewal date had this Loan Agreement not been terminated. Said termination fee shall be included in the Obligations, shall be payable on the effective date of termination, and shall bear interest at a rate equal to the highest interest rate applicable to any of the Obligations. Notwithstanding any termination of this Loan Agreement or any Collateral Agreement, all of CoastFed's security interest in all of the Collateral and all of the terms and provisions of this Loan Agreement and all Collateral Agreement(s) shall continue in full force and effect until all Obligations have been paid and performed in full, and no termination shall in any way affect or impair any right or remedy of CoastFed, nor shall any such termination relieve Borrower of any Obligation to CoastFed until all of the Obligations have been paid and performed in full. Without limiting the fact that all Loans are discretionary on the part of CoastFed, CoastFed may, in its sole discretion, refuse to make any further Loans after termination. Upon payment and performance in full of all the Obligations, CoastFed shall promptly deliver to Borrower termination statements, request for reconveyances and such other documents as may be required to fully terminate any of CoastFed's security interests.

     *other than a Permitted Lien

9.   NOTICES.

     All notices to be given hereunder shall be in writing and shall be served either personally or by depositing the same in the United States mail, postage prepaid, by regular first-class mail, or by certified mail, return receipts requested, addressed to CoastFed or Borrower at the addresses shown above, or at any other address as shall be designated by one party in a written notice to the other party. Any such notice shall be deemed to have been given upon delivery in the case of notices personally delivered to Borrower or to an officer of CoastFed, or at the expiration of two (2) business days following the deposit thereof in the United States mail, with postage prepaid (except that any notice of disposition referred to in Paragraph 6.3 hereof that is mailed shall be deemed given at the time of deposit thereof in the United States mail, with postage prepaid). If there is more than one Borrower, notice to any Borrower shall constitute notice to all; if Borrower is a corporation, the service upon any member of the Board of Directors, officer, employee or agent shall constitute service upon the corporation.

10.  GENERAL WAIVERS.

     The failure of CoastFed at any time or times hereafter to require Borrower to strictly comply with any of the provisions of this Loan Agreement or any Collateral Agreement or any other present or future agreement between Borrower and CoastFed shall not waive or diminish any right of CoastFed thereafter to demand and receive strict compliance therewith. Any waiver of any default shall not waive or affect any other default, whether prior or subsequent thereto. None of the provisions of this Loan Agreement or any Collateral Agreement or other agreement now or hereafter executed by Borrower and delivered to CoastFed shall be deemed to have been waived by any act or knowledge of CoastFed or its agents or employees, but only by a specific written waiver signed by an officer of CoastFed and delivered to Borrower. Borrower waives the benefit of all statute(s) of limitations in any action or proceeding based upon or arising out of this Loan Agreement or any Collateral Agreement or any other present or future instrument or agreement between CoastFed and Borrower. Borrower waives any and all notices or demands which Borrower might be entitled to receive with respect to this Loan Agreement, any Collateral Agreement, or any other agreement by virtue of any applicable law. Borrower hereby waives demand, protest, notice of protest and notice of default or dishonor, notice of payment and nonpayment, release, compromise, settlement, extension or renewal of any commercial paper, instrument, Account, general intangible, document or guaranty at any time held by CoastFed on which Borrower is or may in way be liable, and notice of any action taken by CoastFed unless expressly required by this Loan Agreement or any Collateral Agreement. Borrower hereby ratifies and confirms whatever CoastFed may do pursuant to this Loan Agreement and any Collateral Agreement and agrees that CoastFed shall be liable for (a) the safekeeping of the Collateral or any loss or damage thereto, or diminution in value thereof, from any cause whatsoever, or (b) any act or omission of any carrier, warehouseman, bailee, forwarding agent or other person, or (c) any act of commission or any omission by CoastFed or its officers, employees, agents, or attorneys, or any of its or their errors of judgment or mistakes of fact or law.

11.  ATTACHMENT WAIVERS.

     To the extent that CoastFed, in its sole and absolute discretion, determines, prior to the disposition of all of the Collateral, that the amount to be realized by CoastFed from the disposition of all of the Collateral may be less than the amount of the Obligations, and to the full extent of any such anticipated deficiency. Borrower waives the benefit of Section 483.010 (b) of the California Code of Civil Procedure and of any and all other statutes requiring CoastFed to first resort to and exhaust all of the Collateral before seeking or obtaining any attachment remedy against Borrower, and Borrower expressly agrees that, to the extent of such anticipated deficiency, CoastFed shall have all of the rights of an unsecured creditor, including, but not limited to, the right of CoastFed, prior to the disposition of all of the Collateral, to obtain a temporary protective order and writ of attachment or other available remedy. CoastFed shall have no liability to Borrow if the actual deficiency realized by CoastFed is less than the anticipated deficiency on the basis of which CoastFed obtained a temporary protective order or writ of attachment. In the event CoastFed should seek a temporary protective order, or writ of attachment, or both, Borrower hereby irrevocably waives any bond and any surety or security relating thereto required by any statute, court rule or otherwise as an incident or condition precedent to the issuance of any temporary protective order or writ of attachment.

Coast Business Credit                                Loan and Security Agreement
________________________________________________________________________________

12. ATTORNEYS' FEES AND COSTS.

     Borrower shall forthwith pay to CoastFed the amount of all * attorneys' fees and all filing, recording, publication, search and other costs incurred by CoastFed pursuant to this Loan Agreement, any Collateral Agreement or any other present or future agreement or in connection with any transaction contemplated hereby, or with respect to the Collateral or the defense or enforcement of its interests (whether or not CoastFed files a lawsuit against Borrower). Without limiting the generality of the foregoing, Borrower shall, with respect to each and all of the foregoing, pay all * attorneys' fees and costs CoastFed incurs in order to: obtain legal advice; enforce, or seek to enforce, any of its rights; prosecute actions against, or defend actions by, Account debtors; commence, intervene in, respond to, or defend any action or proceeding; initiate any complaint to be relieved of the effect of the automatic stay in bankruptcy in order to commence or continue any foreclosure or other disposition of the Collateral or to commence, defend or continue any action or other proceeding in or out of bankruptcy against Borrower or relating to the Collateral; file or prosecute a claim or right in any action or proceeding, including, but not limited to, any probate claim, bankruptcy claim, third-party claim, secured creditor claim or reclamation complaint; examine, audit, count, test, copy, or otherwise inspect any of the Collateral or any of Borrower's books and records; or protect, obtain possession of, lease, dispose of, or otherwise enforce any security interest in or lien on, the Collateral or represent CoastFed in any litigation with respect to Borrower's affairs. Without limiting the generality of the foregoing, Borrower shall reimburse CoastFed for its out of pocket costs in connection with CoastFed's regular quarterly audits of Borrower and shall Borrower shall pay CoastFed an audit fee of $1,250 for each such quarterly audit**. If either CoastFed or Borrower files any lawsuit against the other predicated on a breach of this Loan Agreement or any Collateral Agreement, the prevailing party in such action shall be entitled to recover its costs and attorneys' fees, including, but not limited to, attorneys' fees and costs incurred in the enforcement of, execution upon or defense of any order, decree, award or judgment. All attorneys' fees and costs to which CoastFed may be entitled pursuant to this Paragraph shall immediately become part of Borrower's Obligations, shall be due on demand, and shall bear interest at a rate equal to the highest interest rate applicable to any of the Obligations.

     *reasonable.

     **such audit fees and out of pocket costs shall not exceed $5,000 per "Contract Year" (which shall mean any twelve month period ending on June 30 in any year).

13. DESTRUCTION OF BORROWER'S DOCUMENTS; LIMITATION OF ACTIONS.

     Any documents, schedules, invoices or other papers delivered to CoastFed may be destroyed or otherwise disposed of by CoastFed six (6) months after they are delivered to CoastFed unless Borrower makes written request therefor and pays all expenses attendant to their return, in which event, CoastFed shall return same when CoastFed's actual or anticipated need therefor has terminated. Borrower agrees that any claim or cause of action by Borrower against CoastFed, its directors, officers, employees, agents, accountants or attorneys, based upon, arising from, or relating to this Loan Agreement, or any Collateral Agreement, or any other present or future agreement, or any other transaction contemplated hereby or thereby or relating hereto or thereto, or any other matter, cause or thing whatsoever, occurred, done, omitted or suffered to be done by CoastFed, its directors, officers, employees, agents, accountants or attorneys, relating in any way to Borrower, shall be barred unless asserted by Borrower by the commencement of an action or proceeding in a court of competent jurisdiction by the filing of a complaint within six (6) months after * such claim or cause of action, and the service of a summons and complaint on an officer of CoastFed, or on any other person authorized to accept service on behalf of CoastFed, within thirty (30) days thereafter. Borrower agrees that such six-month period of time is a reasonable and sufficient time for Borrower to investigate and act upon any such claim or cause of action. The six-month period provided herein shall not be waived, tolled, or extended except by the written consent of CoastFed in its sole and absolute discretion. This provision shall survive any termination, however arising, of this Loan Agreement, any Collateral Agreement, and any other present or future agreement.

     *Borrower discovers or in the exercise of reasonable diligence should discover

14. GENERAL PROVISIONS.

     14.1 Severability. Should any provision, clause or condition of this Loan Agreement or any Collateral Agreement be held by any court of competent jurisdiction to be void or unenforceable, such defect shall not affect the remainder of this Loan Agreement or any Collateral Agreement.

     14.2 Integration. This Loan Agreement and any Collateral Agreements and such other agreements, documents and instruments as may be executed in connection herewith shall be construed as the entire and complete agreement between Borrower and CoastFed and shall supersede all prior negotiations, all of which are merged and integrated herein.

     14.3 Amendment. The terms and provisions of this Loan Agreement and any Collateral Agreement may not be waived or amended except in a writing executed by Borrower and a duly authorized officer of CoastFed.

     14.4 Time of Essence. Time is of the essence in the performance by Borrower of each and every obligation under this Loan Agreement and any Collateral Agreement.

     14.5 Benefit of Agreement. The provisions of this Loan Agreement and any Collateral Agreement shall be

Coast Business Credit                                Loan and Security Agreement
________________________________________________________________________________

binding upon and inure to the benefit of the respective successors, assigns, heirs, beneficiaries and representatives of the parties hereto; provided, however, that Borrower may not assign or transfer any of its rights under this Loan Agreement or any Collateral Agreement without the prior shall be void. No consent by CoastFed to any assignment shall relieve Borrower or any guarantor from its liability for the Obligations.

     14.6 Joint and Several Liability. The liability of each Borrower shall be joint and several and the compromise of any claim with, or the release of, any Borrower shall not constitute a compromise with, or a release of, any other Borrower.

     14.7 Paragraph Headings; Construction. Paragraph headings are used herein for convenience only. Borrower acknowledges that the same may not describe completely the subject matter of the applicable paragraph, and the same shall not be used in any manner to construe, limit, define or interpret any term or provision hereof. This Loan Agreement and the Collateral Agreements have been fully reviewed and negotiated between the parties and no uncertainty or ambiguity in any term or provision of this Loan Agreement or any Collateral Agreement shall be construed strictly against CoastFed or Borrower under any rule of construction or otherwise.

     14.8 Governing Law; Jurisdiction; Venue. This Loan Agreement and any Collateral Agreement and all acts and transactions hereunder and all rights and obligations of CoastFed and Borrower shall be governed by and in accordance with the laws of the State of California. Any undefined term used in this Loan Agreement or in any Collateral Agreement that is defined in the California Uniform Commercial Code shall have the meaning therin assigned to that term. As a material part of the consideration to CoastFed to enter into this Agreement, Borrower (i) agrees that all actions and proceedings relating directly or indirectly hereto shall, as CoastFed's option, be litigated in courts located within California, and that the exclusive venue therefor shall be Los Angeles County; (ii) consents to the jurisdiction and venue of any such court and consents to service of process in any such action or proceeding by personal delivery or any other method permitted by law; and (iii) waives any and all rights Borrower may have to object to the jurisdiction of any such court, or to transfer or change the venue of any such action or proceeding.

     14.9 Execution by CoastFed. This Loan Agreement and any Collateral Agreement which has been executed and delivered by Borrower to CoastFed shall not become effective unless and until executed by a duly authorized officer of CoastFed.*

     *14.9A Confidentiality. CoastFed covenants and agrees, on a continuing basis, to maintain the confidentiality of and not to disclose to any person other than its officers, directors, attorneys and accountants and affiliates, and such other persons to whom CoastFed shall at any time be required to make such disclosure in accordance with applicable law, any and all proprietary, trade secret or confidential information provided to or received by CoastFed from or on account of Borrower or any affiliate of Borrower, including business plans and forecasts, non-public financial information, confidential or secret processes, formulae, devices or contractual information, customer lists, employee relation matters, and any other information the disclosure of which could reasonably be expected to have a material adverse impact on the business finances or operations of Borrower or its affiliates. Any person acquiring some or all CoastFed's interest in this Loan Agreement or in the Obligations shall be deemed to be bound by the provisions of this Section 14.9A.

     14.10 Mutual Waiver of Jury Trial. BORROWER AND COASTFED EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON ARISING OUT OF, OR IN ANY WAY RELATING TO, THIS LOAN AGREEMENT OR ANY COLLATERAL AGREEMENT OR ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN COASTFED AND BORROWER, OR ANY CONDUCT, ACTS OR OMISSIONS OF COASTFED OR BORROWER ANY OF THEIR DIRECTORS OFFICERS, EMPLOYEES, AGENTS ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH COASTFED OR BORROWER.

     Borrower:

          SYNERGY SEMICONDUCTOR
          CORPORATION


          By /s/ T. Olin Nichols
            _____________________________
             President or Vice President


          By /s/ Edward M. Leonard
            _____________________________
             Secretary or Asst. Secretary


     CoastFed:

          COASTFED BUSINESS CREDIT
          CORPORATION


          By /s/ Bay Fetner
            _____________________________

          Title Senior Vice President
               __________________________

Coast Business Credit                                Loan and Security Agreement
________________________________________________________________________________

          Schedule to Loan and Security Agreement


Prior Names (Section 3.3):

None


Fictitious Names, Trade Names, Trade Styles (Section 3.3):

None



Other Addresses (Section 3.4):

None

                            SCHEDULE OF EXCEPTIONS
                      TO THE LOAN AND SECURITY AGREEMENT

       The following are exceptions to the representations and warranties of Synergy Semiconductor Corporation (the "Company") and any other provisions contained in the Loan and Security Agreement between the Company and CoastFed Business Credit Corporation ("CoastFed") and all related agreements thereto dated June 29, 1993 (collectively, the "Agreements"), and should be considered an integral part of the Agreements. The section numbers in this Schedule of Exceptions correspond to the section numbers in the Agreements; however, any information disclosed herein under any section number or in any schedule or exhibit to the Agreements provided by the Company shall be deemed disclosed and incorporated into any other section, exhibit or schedule under the Agreements where such disclosure would be appropriate. Any terms defined in the Agreements shall have the same meaning when used in this Schedule of Exceptions as when used in the Agreements.

            3.2  Authority.  Prior to granting a security interest in its
                 ---------
  property and incurring indebtedness pursuant to the Agreements, the Company is contractually obligated to receive the prior written consent of Digital Equipment Finance Corporation, Storage Technology Corporation and StorageTek Computer Research Corporation (collectively, "Storage"). The Company anticipates that its loan agreement with Digital Equipment Finance Corporation will terminate as soon as practicable after the closing and has requested Storage to subordinate its interest to CoastFed.

            3.3  Name; Trade Name and Style.  The Company was previously known
                 ---------------------------
  as Solid State Technologies, Inc. and changed its name to Synergy Semiconductor Corporation on September 24, 1987. The Company acquired certain equipment and fab improvements through the purchase of all of the outstanding stock of Zoran Wafer Fabrication Corporation in December 1987, which is now a wholly-owned subsidiary of the Company named Synergy Wafer Fabrication Corporation. Synergy Wafer Fabrication Corporation owns assets worth approximately $0 in book value. The Company has an interest in Halbleiter Elecktronik Frankfurt (Oder) GmbH pursuant to a joint venture with Treunhandstalt but does not own any other assets in Germany.

             3.5  Title to Collateral; Liens.
                  --------------------------

            (a) Without limiting the terms of Section 3.5 of the Agreement, "Permitted Liens" shall include the liens, charges, security interests, encumbrances and/or adverse claims represented by the financing statements referred to in the UCC search dated May 7, 1993 and previously provided to CoastFed with the understanding that those security interests held by Digital Equipment Finance Corporation will be terminated as soon as practicable after closing.

            (b) The Company leases its facility at 3450 Central Expressway, Santa Clara, California from Sobrato Interests.

            3.11    Litigation.  The Company is currently in default under the
                    ----------
  terms of Secured Subordinated Notes issued on August 30, 1992 to certain of its existing investors and will be seeking waivers from such parties as soon as practicable after the execution of the Agreements.

[LOGO OF COAST]

                            SECURED PROMISSORY NOTE
         $1,400,000.     LOS ANGELES, CALIFORNIA      JUNE 29, 1993

   FOR VALUE RECEIVED, the undersigned ("Borrower") promises to pay to the order of COASTFED BUSINESS CREDIT CORPORATION ("CoastFed"), at 12121 Wilshire Boulevard, Suite 1111, Los Angeles, California, or at such other address as the holder of this Note shall direct, the principal sum of ONE MILLION FOUR HUNDRED THOUSAND DOLLARS ($1,400,000.), payable $55,000 principal per month, plus interest as hereinafter provided, commencing on JULY 31, 1993 and continuing on the last day of each succeeding month. The entire remaining unpaid principal balance of this Note, plus any and all accrued and unpaid interest, shall be due and payable on the earlier of: (i) July 31, 1995, or (ii) the date that the Loan and Security Agreement between the Borrower and CoastFed dated June 29, 1993 (the "Loan Agreement") terminates by its terms or is terminated by either party in accordance with its terms.

   This Note shall bear interest on the unpaid principal balance hereof from time to time outstanding at a rate equal to the "Prime Rate" (as hereinafter defined) plus 3% per annum, but in no event shall the interest rate in any month be less than 8% per annum. Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. As used herein, the term "Prime Rate" shall mean the actual "Reference Rate" or the substitute therefor of the Bank of America N-T & SA whether or not that rate is the lowest interest rate charged by said bank. The interest rate applicable to this Note shall be adjusted monthly, as of the first day of each month, and the interest rate charged during each month shall be based on the highest Prime Rate in effect during said month. If the Prime Rate is unavailable, "Prime Rate" shall mean the highest of the prime rates published in the Wall Street Journal on the first business day of the month, as the base rate of corporate loans at large U.S. money center banks. Accrued interest shall be payable monthly, in addition to the principal payments provided above, commencing on JUNE 30, 1993, and continuing on the last day of each succeeding month.

   Principal of, and interest on, this Note shall be payable in lawful money of the United States of America. If a payment hereunder becomes due and payable on a Saturday, Sunday or legal holiday, the due date thereof shall be extended to the next succeeding business day, and interest shall be payable thereon during such extension.

   In the event any payment of principal or interest on this Note is not paid in full when due, or if any other default or event of default occurs under the Loan Agreement or any other present or future instrument, document, or agreement between Borrower and CoastFed, CoastFed may, at its option, at any time thereafter, declare the entire unpaid principal balance of this Note plus all accrued interest to be immediately due and payable, without notice or demand. Without limiting the foregoing, and without limiting CoastFed's other rights and remedies, in the event any installment of principal or interest is not paid in full on or before the date due, Borrower agrees that it would be impracticable or extremely difficult to fix the actual damages resulting therefrom to CoastFed, and therefore the Borrower agrees immediately to pay to CoastFed an amount equal to 5% of the installment (or portion thereof) not paid, as liquidated damages, to compensate CoastFed for the internal administrative expenses in administering the default. The acceptance of any installment of principal or interest by CoastFed after the time when it becomes due, as herein specified, shall not be held to establish a custom, or to waive any rights of CoastFed to enforce payment when due of any further installments or any other rights, nor shall any failure or delay to exercise any rights be held to waive the same.

Coast Business Credit                                  Secured Promissory Note
______________________________________________________________________________

   All payments hereunder are to be applied first to costs and fees referred to hereunder, second to the payment of accrued interest and the remaining balance to the payment of principal. Any principal prepayment hereunder shall be applied against principal payments in the inverse order of maturity. CoastFed shall have the continuing and exclusive right to apply or reverse and reapply any and all payments hereunder in its sole discretion.

   Borrower agrees to pay all costs and expenses (including without limitation attorney's fees) incurred by CoastFed in connection with or related to this Note, or its enforcement, whether or not suit be brought. Borrower hereby further waives presentment, demand for payment, notice of dishonor, notice of nonpayment, protest, notice of protest, and any and all other notices and demands in connection with the delivery, acceptance, performance, default, or enforcement of this Note, and Borrower hereby waives the benefits of any statute of limitations with respect to any action to enforce, or otherwise related to this Note.

   This Note is secured by the Loan Agreement and all other present and future security agreements between Borrower and CoastFed. Nothing herein shall be deemed to limit any of the terms or provisions of the Loan Agreement or any other present or future document, instrument or agreement, between Borrower and CoastFed, and all of CoastFed's rights and remedies hereunder and thereunder are cumulative.

   In the event any one or more of the provisions of this Note shall for any reason be held to be invalid, illegal or unenforceable, the same shall not affect any other provision of this Note and the remaining provisions of this Note shall remain in full force and effect.

   No waiver or modification of any of the terms or provisions of this Note shall be valid or binding unless set forth in a writing signed by a duly authorized officer of CoastFed, and then only to the extent therein specifically set forth. If more than one person executes this Note, their obligations hereunder shall be joint and several.

    COASTFED AND BORROWER EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO: (i) THIS NOTE; OR (ii) ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN COASTFED AND BORROWER; OR (iii) ANY CONDUCT, ACTS OR OMISSIONS OF COASTFED OR BORROWER OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH COASTFED OR BORROWER.

 This Note is payable in, and shall be governed by the internal laws of, the State of California.

                               Synergy Semiconductor Corporation,


                               By /s/ T. Olin Nichols
                                  -------------------------------------
                                   President or Vice President

                               By /s/ Edward M. Leonard
                                  -------------------------------------
                                   Secretary or Ass't Secretary

________________________________________________________________________________

                                [LOGO OF COAST]


                         ACCOUNTS COLLATERAL SECURITY
                                   AGREEMENT


BORROWER:     SYNERGY SEMICONDUCTOR CORPORATION
ADDRESS:      3450 CENTRAL EXPRESSWAY
              SANTA CLARA, CALIFORNIA  95051

DATE:         JUNE 29, 1993


THIS ACCOUNTS COLLATERAL SECURITY AGREEMENT ("Accounts Agreement"), dated the above date, is entered into between COASTFED BUSINESS CREDIT CORPORATION ("CoastFed") and the borrower named above ("Borrower"), and is one of the Collateral Agreements referred to in that certain Loan and Security Agreement ("Loan Agreement") between CoastFed and Borrower dated the above date. This Accounts Agreement is an integral part of the Loan Agreement, and all of the terms and provisions of the Loan Agreement are incorporated herein by this reference.

     1. GRANT OF SECURITY INTEREST. As collateral and security for the payment and performance of all Obligations (as defined in the Loan Agreement), Borrower hereby grants CoastFed an immediately effective, continuing security interest in, and assigns to CoastFed, all of Borrower's interest in the following types of property, whether now owned or held or hereafter acquired and wherever located: all accounts, contract rights, instruments, chattel paper and all other obligations now or hereafter owing to Borrower (collectively "Accounts"); and all right, title and interest of Borrower in, and all of Borrower's rights and remedies with respect to, all goods, the sale or other disposition of which gives rise to any Account, including, without limitation, all returned, rejected, rerouted, reclaimed and repossessed goods and all rights of stoppage in transit, replevin, reclamation, and all rights as an unpaid vendor; and all collections and proceeds of any of the foregoing; and all guarantees of, security for, and insurance proceeds attributable to any of the foregoing; and all books and records relating to any of the foregoing; and all equipment containing said books and records. The term "Collateral" as used in the Loan Agreement shall for all purposes be deemed to include, without limitation, the Accounts and the other property described above. The term "Account Debtor" as used in this Accounts Agreement shall mean each account debtor, obligor, guarantor and other person in any way liable or obligated on or in connection with any Account.

     2.   LOANS

          2.1 AMOUNT OF LOANS. Provided no Event of Default has occurred, CoastFed agrees to make Loans to Borrower, repayable on * in amounts up to 80% of the Net Amount of each**. The term "Net Amount" of an Account, as used herein, shall mean the gross amount of the Account, minus all applicable sales, use, excise and other similar taxes and minus all discounts, credits and allowances of any nature at any time issued, owing, granted, outstanding, available or claimed.

          *TERMINATION OF THE LOAN AGREEMENT

          ** "ELIGIBLE ACCOUNT" (AS DEFINED ON EXHIBIT A HERETO); PROVIDED THAT TWO RESERVES (COLLECTIVELY, THE "RESERVES") SHALL BE WITHHELD FROM LOANS OTHERWISE AVAILABLE HEREUNDER IN THE AMOUNTS SET FORTH IN THE LETTER AGREEMENT BETWEEN THE BORROWER AND COASTFED OF EVEN DATE (THE "LETTER AGREEMENT").

          2.2 BORROWER'S ACCOUNTS LOAN BALANCE. The aggregate amount of Borrower's outstanding indebtedness to CoastFed on account of Loans made pursuant to Paragraph 2.1 of this Accounts Agreement shall be referred to herein as "Borrower's Accounts Loan Balance." If Borrower's Accounts Loan Balance shall at any time exceed the percentage set forth in Paragraph 2.1, CoastFed, in its sole and absolute discretion, may require Borrower to repay such excess to CoastFed upon demand, or require Borrower to immediately deliver such additional security to CoastFed as may be satisfactory to CoastFed.

          2.3 INTEREST. Until Borrower's Accounts Loan Balance is paid in full and this Agreement has terminated, Borrower shall pay interest on Borrower's Accounts Loan

Coast Business Credit                     Accounts Collateral Security Agreement
________________________________________________________________________________


Balance monthly at the rate provided in Paragraph 1.2 of the Loan Agreement, provided that, regardless of the amount of Borrower's Accounts Loan Balance, if any, that may be outstanding from time to time. Borrower shall pay minimum interest during the term of this Accounts Agreement **, which minimum interest shall be in addition to any other interest payable to CoastFed by Borrower under
* any promissory notes or other Collateral Agreements, or otherwise. The amount of interest payable hereunder shall be computed as of the close of business on the last day of each calendar month, and shall be added to Borrower's Accounts Loan Balance, and shall thereafter bear like interest as the Loans.

          *THE SECURED PROMISSORY NOTE OF EVEN DATE OR

          **(THE "MINIMUM INTEREST") IN THE AMOUNT SET FORTH IN THE LETTER AGREEMENT

          2.4 STATEMENT OF ACCOUNT. Each month, CoastFed shall send Borrower an extract or statement of Borrower's Accounts Loan Balance prepared from CoastFed's records, which will conclusively be deemed to be correct and accepted by Borrower unless Borrower delivers to CoastFed a written statement of exceptions within thirty (30) days after delivery of such extract or statement.

     3. SCHEDULES. Borrower shall deliver to CoastFed schedules and assignments of all Accounts on CoastFed's standard form; provided, however, that Borrower's failure to execute and deliver the same shall not affect or limit CoastFed's security interest and other rights in all of Borrower's Accounts, nor shall CoastFed's failure to advance or lend against a specific Account affect or limit CoastFed's security interest and other rights therein. Together with each such schedule and assignment, or later if requested by CoastFed, Borrower shall furnish CoastFed with copies (or, at CoastFed's request, originals) of all contracts, orders, invoices, and other similar documents, and all original shipping instructions, delivery receipts, bills of lading, and other evidence of delivery, for any goods the sale or disposition of which gave rise to such Accounts, and Borrower warrants the genuineness of all of the foregoing. Borrower shall also furnish to CoastFed an aged accounts receivable trial balance in such form and as often as CoastFed requests, and Borrower agrees that CoastFed may from time to time verify directly with the respective Account Debtors the validity, amount and any other matters relating to the Accounts by means of mail, telephone or otherwise, either in the name of Borrower or CoastFed or such other name as CoastFed may choose. In addition, Borrower shall deliver to CoastFed the originals of all instruments, chattel paper, security agreement, guarantees and other documents and property evidencing or securing any Accounts, immediately upon receipt thereof and in the same form as received, with all necessary indorsements all of which shall be with recourse.

     4. COLLECTION OF ACCOUNTS. Borrower shall have the privilege of collecting the Accounts in trust for CoastFed, at Borrower's sole cost and expense, which privilege may be revoked by CoastFed at any time*. All monies, checks, notes, drafts, money orders, acceptances and other things of value and items of payment, together with any and all related vouchers, identifications, communications and other data, documents and instruments, collected or received by Borrower (or by any receiver, trustee, custodian or successor in interest of Borrower, or by any person acting on behalf of Borrower) in payment of, or in reference to, the Accounts shall belong to CoastFed, and, not later than ** after receipt thereof by Borrower. Borrower shall deliver the same to CoastFed, at CoastFed's office (or, if so directed by CoastFed, Borrower shall deposit the same in CoastFed's account in a bank designated by CoastFed) in the original form in which the same are received, together with any necessary indorsements, including, without limitation, the indorsement of Borrower, all of which indorsements shall be with recourse. Borrower shall have no right, and agrees not to commingle any of the proceeds of any of the collections of the Accounts with Borrower's own funds and Borrower agrees not to use, divert or withhold any such proceeds. Borrower hereby divests itself of all dominion over the Accounts and the proceeds thereof and collections received thereon. Borrower shall make entries on its books and records in form satisfactory to CoastFed disclosing the absolute and unconditional assignment of all Accounts to CoastFed and CoastFed's security interest therein and shall keep a separate account on its record books of all collections received thereon. Borrower agrees that it will, upon request by CoastFed and in such form and at such times as CoastFed shall request, give notice to the Account Debtors of the assignment of and the grant of a security interest in the Accounts to CoastFed and that CoastFed may itself give such notice at any time and from time to time in CoastFed's or Borrower's name, without notice to Borrower, requiring such Account Debtors to pay the Accounts directly to CoastFed, and in any such event, Borrower's privilege of collecting the Accounts shall automatically be revoked. CoastFed may also revoke Borrower's privilege of collecting the Accounts at any time by giving notice thereof to Borrower (orally or in writing). CoastFed may charge to Borrower's account all costs and expenses incurred by CoastFed in collecting Accounts, including, without limitation, postage, telephone and telegraph charges, salaries of CoastFed personnel, and attorneys' fees.

          *AFTER THE OCCURRENCE OF AN EVENT OF DEFAULT OR IF COAST BELIEVES, IN GOOD FAITH, THAT BORROWER IS NOT REMITTING THE PROCEEDS OF THE ACCOUNTS TO COASTFED AS REQUIRED BY THIS AGREEMENT OR THAT COLLECTION OF ANY OF THE ACCOUNTS OR OTHER COLLATERAL IS IN JEOPARDY.

          **TWO (2) DAYS

     5. RETURNED GOODS. *Goods which are returned by an Account Debtor or otherwise recovered by or for the benefit of Borrower shall be physically segregated, posted with written notice that they are subject to CoastFed's security interest, and held in trust for CoastFed for such disposition as CoastFed shall direct. Borrower shall promptly notify CoastFed of all such returns and recoveries**. After an Event of Default has occurred, no return of merchandise shall be accepted by Borrower and no

Coast Business Credit                     Accounts Collateral Security Agreement
________________________________________________________________________________


sale of returned goods shall be made by Borrower without CoastFed's prior written consent. * CoastFed shall have the right acting alone to accept the return of any goods directly from an Account Debtor, without notice to or consent by Borrower, and neither the delivery by Borrower of returned or recovered goods to CoastFed, nor the acceptance by CoastFed of returns directly from an Account Debtor shall in any way affect Borrower's liability to CoastFed on account of the Obligations.

          *AFTER AN EVENT OF DEFAULT HAS OCCURRED

          **ON THE REGULAR REPORTS PROVIDED TO COASTFED, EXCEPT THAT BORROWER SHALL NOTIFY COASTFED IMMEDIATELY OF A RETURN OF INVENTORY WITH A SALES PRICE OF MORE THAN $50,000

     6. DISPUTED ACCOUNTS. Borrower shall promptly notify CoastFed of all disputes and claims with respect to the Accounts*. Borrower shall not, without CoastFed's prior written consent, compromise, adjust, or grant any discount, credit, allowance, or extension of time for payment to any Account Debtor. CoastFed shall have the right, in its sole and absolute discretion, ** to settle, accept reduced amounts and adjust disputes and claims directly with, and give releases on behalf of Borrower to Account Debtors for cash, credit or otherwise, upon terms which CoastFed in its sole and absolute discretion, considers advisable, and in such case, CoastFed will credit Borrower's account with only the net amounts of cash received by CoastFed in payment of the Accounts, less all costs and expenses (including, without limitation, attorneys' fees) incurred by CoastFed in connection with the settlement or adjustment of such disputes and the collection of such Accounts.

          *SINGLY OR IN THE AGGREGATE INVOLVING AMOUNTS IN EXCESS OF $50,000

          **AFTER AN EVENT OF DEFAULT

     7. REPRESENTATIONS, WARRANTIES AND COVENANTS OF BORROWER. Borrower represents, warrants and covenants that now and throughout the term of this Accounts Agreement:

          7.1 STATUS OF ACCOUNTS. Each and every Account with respect to which Loans are made shall, on the date each Loan is made and thereafter, comply with all of the following representations, warranties and covenants; each Account represents an undisputed bona fide existing unconditional obligation of the Account Debtor created by the sale, delivery, and acceptance of goods or the rendition of services in the ordinary course of Borrower's business; the Account Debtor on each Account has not and will not assert any defense, offset, counterclaim, right of return or cancellation, or other right or claim; each Account will be paid in full at maturity; no petition in bankruptcy or other application for relief under the Bankruptcy Code or any other insolvency law has been or will be filed by or against the Account Debtor on any Account, and no Account Debtor has made or will make an assignment for the benefit of creditors, become insolvent, fail or go out of business, nor does Borrower have notice that any of the foregoing is threatened, or is or may be about to occur, no Account is or will be impaired or reduced in value; no Account Debtor on any Account is a shareholder, director, partner or agent of Borrower, or is a person or entity controlling, controlled by or under common control with Borrower, no Account is owed by an Account Debtor to whom Borrower is or may become liable in connection with goods sold or services rendered by the Account Debtor to Borrower or any other transaction or dealing between the Account Debtor to Borrower or any other transaction or dealing between the Account Debtor and Borrower. * Immediately upon discovery by Borrower that any of the foregoing representations, warranties, or covenants are or have become untrue with respect to any Account, Borrower shall immediately give written notice thereof to CoastFed.

          *THE FOREGOING REPRESENTATIONS AND WARRANTIES IN THIS SECTION 7.1 SHALL NOT BE DEEMED BREACHED IF AN ACCOUNT DEBTOR ON AN ACCOUNT ASSERTS A DEFENSE, OFFSET, COUNTERCLAIM, RIGHT OF RETURN OR CANCELLATION, OR OTHER RIGHT OR CLAIM, OR AN ACCOUNT IS NOT PAID IN FULL AT MATURITY, OR A PETITION IN BANKRUPTCY OR OTHER APPLICATION FOR RELIEF UNDER THE BANKRUPTCY CODE OR ANY OTHER INSOLVENCY LAW IS FILED BY OR AGAINST THE ACCOUNT DEBTOR ON ANY ACCOUNT, OR AN ACCOUNT DEBTOR MAKES AN ASSIGNMENT FOR THE BENEFIT OF CREDITORS, BECOMES INSOLVENT, FAILS OR GOES OUT OF BUSINESS, OR AN ACCOUNT IS IMPAIRED OR REDUCED IN VALUE, PROVIDED THAT: (i) NONE OF THE FOREGOING EVENTS HAD OCCURRED WITH RESPECT TO THE ACCOUNT AT THE TIME IT WAS LISTED ON A SCHEDULE SUBMITTED BY THE DEBTOR TO COASTFED, OR AT THE TIME THE DEBTOR REQUESTED LOANS WITH RESPECT TO THE ACCOUNT; AND (ii) THE DEBTOR IMMEDIATELY NOTIFIES COASTFED UPON BECOMING AWARE THAT ANY OF THE FOREGOING EVENTS HAVE OCCURRED; AND (iii) DEBTOR'S ACCOUNTS LOAN BALANCE REMAINS WITHIN THE LIMITS SET FORTH IN SECTION 2.1 ABOVE.

          7.2 DOCUMENTS GENUINE; LEGAL COMPLIANCE. All statements made and all unpaid balances appearing in all invoices, instruments and other documents evidencing the Accounts are and shall be true and correct and all such invoices, instruments and other documents and all of Borrower's books and records are and shall be genuine and in all respects what they purport to be and all signatories and indorsers have full capacity to contract. All sales and other transactions underlying or giving rise to each Account shall fully comply with all applicable laws and governmental rules and regulations**. All signatures and indorsements on all documents, instruments, and agreements relating to all Accounts are and shall be genuine, and all such documents, instruments and agreements are and shall be legally enforceable in accordance with their terms.*

          *ALL OF THE FOREGOING REPRESENTATIONS AND WARRANTIES SHALL BE TRUE AND CORRECT WITH RESPECT TO EACH ACCOUNT ON THE DATE ANY LOAN IS MADE WITH RESPECT TO SUCH ACCOUNT. IN THE EVENT ANY OF THE FOREGOING REPRESENTATIONS OR WARRANTIES BECOMES UNTRUE WITH RESPECT TO ANY ACCOUNT, BECAUSE OF EVENTS OCCURRING AFTER THE DATE A LOAN IS MADE WITH RESPECT TO SUCH ACCOUNT, SUCH ACCOUNT SHALL AUTOMATICALLY BE DEEMED TO BE 'INELIGIBLE' FOR BORROWING UNDER
SECTION 2.1 ABOVE (WITHOUT LIMITING THE FACT THAT THE DETERMINATION OF

Coast Business Credit                     Accounts Collateral Security Agreement
________________________________________________________________________________

which Accounts are eligible for borrowing is a matter of CoastFed's discretion).

     **in all material respects

     7.3 Disposition of Accounts. Borrower has not and shall not hereafter sell, assign, pledge, encumber, forgive (completely or partially), settle for less than payment in full, or transfer or dispose of any Account or agree to do any of the foregoing.

     8. No Liability. CoastFed shall not under any circumstances be responsible or liable for any shortage or discrepancy in, damage to or loss or destruction of, any goods, the sale or other disposition of which gives rise to an Account, or for any error, act, omission, or delay of any kind occurring in the settlement failure to settle, collection or failure to collect any Account (including, without limitation, any of the same which result in the loss of rights against others), or for settling any Account for less than the full amount thereof, nor shall CoastFed be deemed by any provision herein or any act, omission, or event to be responsible for or to have assumed any of Borrower's obligations under any contract or agreement giving rise to an Account.

     9. Relationship to Loss Agreement. CoastFed's remedies under this Accounts Agreement and the Loan Agreement are cumulative. If any provision of this Accounts Agreement modifies or conflicts with any provision of the Loan Agreement, that provision in either agreement that gives greater rights and remedies to CoastFed shall control. All capitalized terms used herein, which are not defined herein, shall have the meanings ascribed to them in the Loan Agreement.

     10. Effective Date. This Accounts Agreement when executed by Borrower and accepted by a duly authorized officer of CoastFed, shall be effective on the date first above written.

     Borrower:

          SYNERGY SEMICONDUCTOR
          CORPORATION


          By /s/ T. Olin Nichols
            _____________________________
             President or Vice President

          By /s/ Edward M. Leonard
            _____________________________
             Secretary or Asst. Secretary

     CoastFed:

     Accepted at Los Angeles, California:

          COASTFED BUSINESS CREDIT
          CORPORATION


          By /s/ Bay Fetner
            _____________________________
          Title Senior Vice President
               __________________________

Coast Business Credit                     Accounts Collateral Security Agreement
________________________________________________________________________________

                                   Exhibit A

     As used herein, "Eligible Accounts" shall mean Accounts which (i) arise out of sales in the ordinary course of Borrower's business to a person who is not an affiliate of Borrower, or otherwise directly or indirectly controlled by Borrower, or by a director, officer or employee of Borrower, (ii) are on terms which require payment in full within 30 days from the date of invoice and are not unpaid more than 90 days from the date of the original invoice applicable thereto, (iii) are not in dispute, and (iv) do not violate any representation or warranty set forth in this Agreement or in the Loan Agreement. Notwithstanding the foregoing an Account shall not be an Eligible Account if: (i) there is filed by or against the Account Debtor or any affiliate of the Account Debtor a petition in bankruptcy or for reorganization, or if the Account Debtor or any affiliate of the Account Debtor has made an assignment for the benefit of creditors, or if the Account Debtor or any affiliate of the Account Debtor has failed, suspended business operations, become insolvent, or had or suffered a receiver or a trustee to be appointed for all or a significant portion of its assets or affairs, or if CoastFed or Borrower has notice or believes that any of the foregoing events is about to occur; (ii) the Account Debtor is also a supplier to or a creditor of the Borrower or has asserted a counterclaim or right of setoff against the Borrower, (iv) the Account is owed by an Account Debtor with respect to which 25% or more of the Accounts owed by that Account Debtor or its affiliates are ineligible for any reason; (v) Accounts owing from one Account Debtor or a group of affiliated Account Debtors to the extent they exceed 25% of the total Eligible Accounts outstanding; (v) the Account Debtor is the United States of America or any department, agency or instrumentality thereof, unless such Borrower has assigned its right to payment thereof to CoastFed pursuant to the Assignment of Claims Act of 1940, as amended, by documentation acceptable to CoastFed; (vi) CoastFed does not have a first-priority, valid, perfected security interest in the Account; (vii) the Account Debtor's obligation to pay is subject to any repurchase obligation or return right or other Borrower exceeds a credit limit determined by CoastFed in its sole discretion; (x) CoastFed, in its sole credit judgment exercised in its good faith discretion, believes that the collection of such Account is insecure, or that such Account may not be paid by reason of the Account Debtor's financial inability to pay, or deems such Account to be ineligible based on such other credit and/or collateral considerations as CoastFed in its sole discretion deems appropriate."

[Logo of Coast]


                         Equipment Collateral Security
                                   Agreement


Borrower:      Synergy Semiconductor Corporation
Address:       3450 Central Expressway
               Santa Clara, California 95051


Date:          June 29, 1993


THIS EQUIPMENT COLLATERAL SECURITY AGREEMENT ("Equipment Agreement"), dated the above date, is entered into between COASTED BUSINESS CREDIT CORPORATION ("CoastFed") and the borrower named above ("Borrower"), and is one of the Collateral Agreements referred to in that certain Loan and Security Agreement ("Loan Agreement") between CoastFed and Borrower, dated the above date. This Equipment Agreement is an integral part of the Loan Agreement, and all of the terms and provisions of the Loan Agreement are incorporated herein by this reference.


     1. Grant of Security Interest. As collateral and security for the payment and performance of all Obligations (as defined in the Loan Agreement), Borrower hereby grants CoastFed an immediately effective, continuing security interest in, and assigns to CoastFed, all of Borrower's interest in the following types of property, whether now owned or held or hereafter acquired and wherever located; all equipment, goods (other than inventory), machinery, fixtures, trade fixtures, vehicles, furnishings, furniture, supplies, materials, tools, machine tools, office equipment, appliances, apparatus, parts, dics, jigs, and chattels, together with all attachments, replacements, substitutions, accessions, additions and improvement to any of the foregoing (collectively "Equipment"), whether or not the same be in the constructive or actual possession or custody or Borrower, CoastFed or any third party; and all products proceeds and insurance proceeds thereof, including, without limitation, all accounts, instruments, documents and chattel paper which may arise from the sale or disposition of the Equipment; and all books and records pertaining to any or all of the foregoing. The term "Collateral" as used in the Loan Agreement shall for all purposes be deemed to include, without limitation, the Equipment and all of the other property described above. The Equipment includes, without limitation, all Equipment identified in any one or more Schedules of Equipment which may be attached hereto, but no failure to attach any Schedule of Equipment shall affect or limit CoastFed's security interest in all of the Equipment and all of the other property described above. Borrower has no authority or right to, and shall not exchange, trade in, sell, lease or otherwise dispose of any Equipment without CoastFed's prior written consent.

     2. Loans. CoastFed has made, or is concurrently making, a Loan to Borrower in the original principal amount of $1,400,000, which Loan is evidenced by that certain promissory note made by Borrower to the order of CoastFed dated June 29, 1993. If at any time, CoastFed, in its sole discretion, determines that the Equipment then owned by Borrower is worth less than its value as represented by Borrower, or that any Loan pursuant to this Paragraph 2 is not adequately secured by Borrower's Equipment (without regard to any other Collateral that may be held by CoastFed). Borrower will promptly upon demand repay to CoastFed such portion of the Loan as will, in CoastFed's sole judgment, place CoastFed in an adequately secured position.

     3.   Representations, Warranties and Covenants of Borrower.   Borrower
represents, warrants, and covenants that now and throughout the term of this Equipment Agreement:

          3.1 Conditions of Equipment. The Equipment is, and will continue to be at Borrower's sole expense, in good and operational condition, free from latent and patent defects, and not obsolete.

          3.2 Use of Equipment. Borrower shall not permit or cause the Equipment to be misused, used for any purpose other than for which it was designed, altered or utilized in any illegal or negligent manner. Borrower shall use the Equipment only in the ordinary course of its

Coast Business Credit                    Equipment Collateral Security Agreement
________________________________________________________________________________

business as heretofore conducted, in a legal manner, and in a manner not inconsistent with the terms of any insurance policy relating thereto.

        3.3 Records and Schedules. Borrower has kept and shall hereafter keep accurate and complete records regarding the Equipment, including, without limitation, records describing in full the dates of acquisition, acquisition costs, and serial numbers thereof, all of which records shall be continuously available to CoastFed for inspection and copying. Borrower shall, from time to time, upon request by CoastFed, provide CoastFed with updated and complete schedules identifying each item of Equipment, and setting forth the serial numbers thereof and all such other information as CoastFed shall specify, and Borrower shall immediately give CoastFed written notice of all Equipment which it hereafter purchases, leases, or otherwise acquires; provided that no failure to provide such schedules or give such notice shall affect or limit CoastFed's security interest in all of the Equipment.

        3.4 Certificates of Title. Upon request by CoastFed, Borrower shall immediately deliver to CoastFed the originals of all certificates of title, certificates of ownership, evidences of ownership, and applications therefor, and all other similar documents and instruments, relating to any or all of the Equipment.


     4. Statement of Account. If CoastFed shall send Borrower an extract or statement prepared from CoastFed's records regarding any Loan made pursuant to Paragraph 2, the same shall conclusively be deemed correct and accepted by Borrower unless Borrower delivers to CoastFed a written statement of exceptions within thirty (30) days after delivery of such extract or statement.

     5. Relationship to Loan Agreement. CoastFed's remedies under this Equipment Agreement and the Loan Agreement are cumulative. If any provision of this Equipment Agreement modifies or conflicts with any provision of the Loan Agreement, those provisions in either agreement that give greater rights and remedies to CoastFed shall govern. All capitalized terms used herein, which are not defined herein, shall have the meanings ascribed to them in the Loan Agreement.

     6. Effective Date. This Equipment Agreement, when executed by Borrower and accepted by a duly authorized officer of CoastFed, shall be effective on the date first above written.

     Borrower:

          SYNERGY SEMICONDUCTOR
          CORPORATION


          By /s/ T. Olin Nichols
            _____________________________
             President or Vice President


          By /s/ Edward M. Leonard
            _____________________________
             Secretary or Asst. Secretary


     CoastFed:

     Accepted at Los Angeles, California:

          COASTFED BUSINESS CREDIT
          CORPORATION


          By /s/ Bay Fetner
            _____________________________
          Title Senior Vice President

                              September 28, 1994


Synergy Semiconductor Corporation
3450 Central Expressway
Santa Clara, California 95051

     Re:  Amending Letter Agreement
          -------------------------

Gentlemen:

     CoastFed Business Credit Corporation ("CoastFed") makes reference to the following agreements and instruments by Synergy Semiconductor Corporation ("Borrower") with or in favor of CoastFed, as the same may have from time to time been amended: (i) Loan and Security Agreement ("Loan Agreement") dated June 29, 1993, (ii) Equipment Collateral Security Agreement ("Equipment Agreement") dated June 29, 1993, and (iii) Secured Promissory Note dated June 29, 1993 in the principal amount of $1,400,000 (the "$1,400,000 Note"). The foregoing agreements and instruments, along with the other "Collateral Agreements" (as defined in the Loan Agreement), shall be collectively referred to as the "Loan Documents."

     By their signatures below, the parties agree that the Loan Documents are amended and supplemented as follows:

     1.   Maximum Credit.  The last sentence of Paragraph 1.1 of the Loan
          --------------
Agreement is hereby amended to read in its entirety as follows:

          Notwithstanding anything herein or in any Collateral Agreement to the contrary, in no event shall the Borrower permit the total balance of all Loans and all other Obligations outstanding at any one time to exceed $4,500,000; and, if for any reason they do, Borrower shall immediately pay the amount of such excess to CoastFed in immediately available funds.

     2.   Term Loan.  Provided no "Event of Default" (as defined in the Loan
          ---------
Agreement) has occurred and Borrower has complied with the terms of Paragraph 3 below, CoastFed shall make a Loan ("New Equipment Loan") to Borrower in an amount equal to the difference between $1,680,000 and the outstanding principal of the $1,400,000 Note (the "Existing Equipment Loan"). The New Equipment Loan and the Existing Equipment Loan shall be aggregated into a single $1,680,000 Loan which shall (a) bear interest at the same rate as under the $1,400,000 Note, payable monthly, and (b) require principal payments of (i) $55,000 on September 30, 1994, (ii) monthly installments of $70,000 beginning on October 31, 1994, and (iii) a final payment of all remaining principal on August 31, 1996; according to the terms of a Secured Promissory Note to be executed and delivered by Borrower to CoastFed in form acceptable to

CoastFed (the "$1,680,000 Note"). The $1,400,000 Note shall be replaced and amended in its entirety by the $1,680,000 Note effective on the date the New Equipment Loan is made, provided that if the New Equipment Loan is not made until after Borrower has made the $55,000 principal payment due on September 30, 1994 under the $1,400,000 Note, then the $55,000 principal payment due on September 30, 1994 under the $1,680,000 Note shall be deemed to have been made. The Borrower acknowledges that the Loan represented by the $1,680,000 Note is made pursuant to paragraph 2 of the Equipment Agreement and is subject to the terms of the Equipment Agreement.

     3.   Release of Lien of Storage Technology Corporation.  Borrower shall
          -------------------------------------------------
provide CoastFed with terminations signed by Storage Technology Corporation and StorageTek Computer Research Corporation, terminating any and all liens and security interests of said companies in the assets of Borrower, on or before October 15, 1994.

     4.   Miscellaneous.  This Agreement sets forth in full all of the
          -------------
representations and agreements of the parties with respect to the subject matter hereof and supersedes all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. This Agreement may not be modified or amended, nor may any rights hereunder be waived, except in a writing signed by the parties hereto. Except as herein expressly modified or amended, all the terms and provisions of the Loan Agreement and theother Loan Documents shall continue in full force and effect and the same are hereby ratified and confirmed. This Agreement is one of the Collateral Agreements referred to in the Loan Agreement. This Agreement is being entered into, and shall be governed by the laws of, the State of California.

                                       COASTFED BUSINESS CREDIT CORPORATION



                                       By /s/ Edit Kondorosi
                                          -----------------------------------
                                       Title  Vice President
                                             --------------------------------


                                       SYNERGY SEMICONDUCTOR CORPORATION


                                       By /s/ E. Marshall Wilder
                                          -----------------------------------
                                       Name E. Marshall Wilder Vice President


                                       By /s/ T. Olin Nichols
                                          -----------------------------------
                                       Name Asst. Secretary
                                            ---------------------------------

                                March 31, 1995


     Synergy Semiconductor Corporation
     3450 Central Expressway
     Santa Clara, California 95051

          Re:  Amending Letter Agreement
               -------------------------

     Gentlemen:

          CoastFed Business Credit Corporation ("CoastFed") makes reference to the following agreements and instruments by Synergy Semiconductor Corporation ("Borrower") with or in favor of CoastFed, as the same may have from time to time been amended: (i) Loan and Security Agreement ("Loan Agreement") dated June 29, 1993, (ii) Equipment Collateral Security Agreement ("Equipment Agreement") dated June 29, 1993, (iii) Secured Promissory Note dated September 28, 1994 in the principal amount of $1,680,000 (the "$1,680,000 Note"), and (iv) Amending Letter Agreement dated September 28, 1994. The foregoing agreements and instruments, along with the other "Collateral Agreements" (as defined in the Loan Agreement), shall be collectively referred to as the "Loan Documents."

          By their signatures below, the parties agree that the Loan Documents are amended and supplemented as follows:

          1.  Maximum Credit. The last sentence of Paragraph 1.1 of the Loan
              --------------
     Agreement is hereby amended to read in its entirety as follows:

          Notwithstanding anything herein or in any Collateral Agreement to the contrary, in no event shall the Borrower permit the total balance of all Loans and all other Obligations outstanding at any one time to exceed $5,000,000; and, if for any reason they do, Borrower shall immediately pay the amount of such excess to CoastFed in immediately available funds.

          2.  Term Loan. Provided no "Event of Default" (as defined in the Loan
              ---------
     Agreement) has occurred and Borrower has complied with the terms of Paragraph 3 below, CoastFed shall make a Loan ("New Equipment Loan") to Borrower in an amount equal to the difference between $2,000,000 and the outstanding principal of the $1,680,000 Note (the "Existing Equipment Loan"). The New Equipment Loan shall be made by CoastFed on May 1, 1995. Effective upon the making of the New Equipment Loan, the New Equipment Loan and the Existing Equipment Loan shall be aggregated into a single $2,000,000 Loan which shall (a) bear interest at the same rate as under the $1,680,000 Note, payable monthly, and (b) require principal payments of (i) $85,000 each month beginning on May 31, 1995 and continuing on the last day of each month thereafter through and including October 31, 1995 and (ii) $75,000 each month beginning on November 30, 1995 and continuing on the last day of each month thereafter until all principal is paid in full; according to the terms of a Secured Promissory Note to be executed and delivered by Borrower to CoastFed in form acceptable to CoastFed (the "$2,000,000 Note"). The $1,680,000 Note shall be replaced and amended in its entirety by the $2,000,000 Note. Any accrued but unpaid interest or costs due under the $1,680,000 Note at the time it is replaced and amended by the $2,000,000 Note, shall become due and payable under the $2,000,000 Note. The Borrower acknowledges that the Loan represented by the $1,680,000 Note is made pursuant to paragraph 2 of the Equipment Agreement and is subject to the terms of the Equipment Agreement.

       3.  Conditions.  Notwithstanding any execution and delivery of this
           ----------
  Agreement or the $2,000,000 Note by CoastFed and/or Borrower, the provisions of Paragraphs 1 and 2 above shall not be deemed effective unless and until the following conditions have been satisfied, provided that CoastFed may waive, in writing, such conditions:

            a. Borrower shall have provided CoastFed with (i) a Landlord's Waiver, executed by the landlord of Borrower's premises located at 3450 Central Expressway, Santa Clara, California, in form reasonably acceptable to CoastFed, and in form suitable for recording, (ii) a Fixture Filing with respect to Borrower, in a form reasonably acceptable to CoastFed, and in form suitable for recording, and (iii) a Termination Statement signed by the secured party under that certain Financing Statement filed with the California Secretary of State's Office on July 23, 1990, as File Number 90-186225, against Borrower, originally in favor of Digital Equipment Finance Corp. and assigned to Chase Manhattan Leasing Corp., in a form suitable for filing with the California Secretary of State's Office to terminate said Financing Statement.

       4.  Extension. The "initial renewal date," as defined in Paragraph 8 of
           ---------
  the Loan Agreement, is hereby amended to be "June 30, 1996."

       5.  Miscellaneous. This Agreement and the Loan Documents set forth in
           -------------
  full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. This Agreement may not be modified or amended, nor may any rights hereunder be waived, except in a writing signed by the parties hereto. Except as herein expressly modified or amended, all the terms and provisions of the Loan Agreement and the other Loan Documents shall continue in full force and effect and the same are hereby ratified and confirmed.

This Agreement is one of the Collateral Agreements referred to in the Loan Agreement. This Agreement is being entered into, and shall be governed by the laws of, the State of California.

SYNERGY SEMICONDUCTOR                COASTFED BUSINESS CREDIT
CORPORATION                          CORPORATION

By: /s/ Thomas D. Mino               By: /s/ Bay Fetner
   ------------------------------       -------------------------------------

Name: Thomas D. Mino, President       Title: Vice President
     ---------------                        ---------------------------------

By: /s/ Edward M. Leonard
    -----------------------------

Name: Edward M. Leonard, Secretary
     ------------------

                                August 22, 1995



Synergy Semiconductor Corporation
3450 Central Expressway
Santa Clara, California 95051

       Re:  Amending Letter Agreement
            -------------------------

Gentlemen:

       CoastFed Business Credit Corporation ("CoastFed") makes reference to the following agreements and instruments by Synergy Semiconductor Corporation ("Borrower") with or in favor of CoastFed, as the same may have from time to time been amended: (i) Loan and Security Agreement ("Loan Agreement") dated June 29, 1993, (ii) Amending Letter Agreement dated September 28, 1994, and
  (iii) Amending Letter Agreement dated March 31, 1995. The foregoing agreements and instruments, along with the other "Collateral Agreements" (as defined in the Loan Agreement), shall be collectively referred to as the "Loan Documents."

       By their signatures below, the parties agree that the Loan Documents are amended and supplemented as follows:

       1.  Maximum Credit. The last sentence of Paragraph 1.1 of the Loan
           --------------
  Agreement is amended, effective as of June 29, 1995, to read in its entirety as follows:

          Notwithstanding anything herein or in any Collateral Agreement to the contrary, in no event shall the Borrower permit the total balance of all Loans and all other Obligations outstanding at any one time to exceed $5,500,000; and, if for any reason they do, Borrower shall immediately pay the amount of such excess to CoastFed in immediately available funds.

       2.  Miscellaneous. This Agreement and the Loan Documents set forth in
           -------------
  full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. This Agreement may not be modified or amended, nor may any rights hereunder be waived, except in a writing signed by the parties hereto. Except as herein expressly modified or amended, all the terms and provisions of the Loan Agreement and the other Loan Documents shall continue in full force and effect and the same are hereby ratified and confirmed.

This Agreement is one of the Collateral Agreements referred to in the Loan Agreement. This Agreement is being entered into, and shall be governed by the laws of, the State of California.


SYNERGY SEMICONDUCTOR                COASTFED BUSINESS CREDIT
CORPORATION                          CORPORATION

By:                                  By: /s/ Bay Fetner
    ------------------------------      -------------------------------
Name:         , President               Title: Senior Vice President
      ----------------------------             ------------------------

By: /s/ T. Olin Nichols
    ------------------------------
Name: T. Olin Nichols, Secretary (asst)

COAST

                          AMENDMENT TO LOAN DOCUMENTS

BORROWER:  SYNERGY SEMICONDUCTOR CORPORATION

ADDRESS:   3450 CENTRAL EXPRESSWAY
           SANTA CLARA, CALIFORNIA 95051

DATE:      MARCH 25, 1996

      THIS AMENDMENT TO LOAN DOCUMENTS is entered into between Coast Business Credit, a division of Southern Pacific Thrift & Loan Association (successor by merger to CoastFed Business Credit Corporation) ("Coast"), whose address is 12121 Wilshire Blvd., Suite 1111, Los Angeles, California and the borrower named above (the "Borrower").

      The Parties agree to amend the Loan and Security Agreement between them, dated June 29, 1993 (as amended, the "Loan Agreement"), and that certain Accounts Collateral Security Agreement between them, dated June 29, 1993 (the "Accounts Agreement"), as follows. (This Amendment, the Loan Agreement, the Accounts Agreement, all prior written amendments to said agreements signed by Coast and the Borrower, and all other written documents and agreements between Coast and the Borrower are referred to herein collectively as the "Loan Documents". Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement.)

      1. CHANGE IN INTEREST RATE. Effective May 1, 1996, Section 1.2 of the Loan Agreement is amended in its entirety to read as follows:

      "1.2 INTEREST. All Loans (including without limitation the Loans evidenced by the Secured Promissory Note dated May 1, 1995 in the original principal amount of $2,000,000) shall bear interest at a rate equal to the "Prime Rate" (as hereinafter defined), plus 1.5% per annum; provided that in the event the Borrower's net worth (determined in accordance with generally accepted accounting principles) as of the end of any month after December 1995 is less than 90% of Borrower's net worth as of December 31, 1995, then all Loans shall bear interest at a rate equal to the "Prime Rate" (as hereinafter defined), plus 2.0% per annum. Any such change in the interest rate as a result of such a decline in Borrower's net worth as of the end of a month shall be effective on the first day of the following month. Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. The interest rate applicable to all Loans shall be adjusted monthly as of the first day of each month, and the interest to be charged for that month shall be based on the highest

Coast Business Credit                               Amendment to Loan Documents
_______________________________________________________________________________

      "Prime Rate" in effect during said month, but in no event shall the rate of interest charged on any Loans in any month be less than 8% per annum. "Prime Rate" is defined as the actual "Reference Rate" or the substitute therefor of the Bank of America NT & SA ("B of A") whether or not that rate is the lowest interest rate charged by B of A. If the Prime Rate, as defined, is unavailable, "Prime Rate" shall mean the highest of the prime rates published in the Wall Street Journal on the first business day of the month, as the base rate on corporate loans at large U.S. money center commercial banks."

      2.  EXTENSION. Effective on the date hereof, the date "June 30, 1996" in
Section 8 of the Loan Agreement is hereby amended by replacing that date with the date "December 31, 1996".

      3. COLLECTIONS. Effective on May 1, 1996, Section 4 of the Accounts Agreement is amended to read as follows, and the following new Sections 4A and 4B are added to the Accounts Agreement:

           "4.     Collection of Accounts. Borrower shall collect the Accounts, at Borrower's sole cost and expense, and Borrower may utilize the proceeds of the Accounts in its business, provided that if Borrower's net worth (determined in accordance with generally accepted accounting principles) as of the end of any month after December 1995 is less than 90% of Borrower's net worth as of December 31, 1995, then immediately thereafter the following provisions shall apply:

           "(a)    Borrower shall hold all proceeds of the Accounts in trust for
      CoastFed.

           "(b)    All monies, checks, notes, drafts, money orders, acceptances and other things of value and items of payment, together with any and all related vouchers, identifications, communications and other data, documents and instruments, collected or received by Borrower (or by any receiver, trustee, custodian or successor in interest of Borrower, or by any person acting on behalf of Borrower) in payment of, or in reference to, the Accounts shall belong to CoastFed, and, not later than two (2) days after receipt thereof by Borrower, Borrower shall deliver the same to CoastFed, at CoastFed's office (or, if so directed by CoastFed, Borrower shall deposit the same in CoastFed's account in a bank designated by CoastFed) in the original form in which the same are received, together with any necessary indorsements, including, without limitation, the indorsement of Borrower, all of which indorsements shall be with recourse.

           "(c)    Borrower shall not commingle any of the proceeds of any of the collections of the Accounts with Borrower's own funds and Borrower agrees not to use, divert or withhold any such proceeds. Borrower hereby divests itself of all dominion over the Accounts and the proceeds thereof and collections received thereon.

Coast Business Credit                               Amendment to Loan Documents
_______________________________________________________________________________

           "4A.    Accounts-Further Provisions. This provisions of this Section
      4A shall apply regardless of Borrower's net worth. Borrower shall make entries on its books and records in form satisfactory to CoastFed disclosing the absolute and unconditional assignment of all Accounts to CoastFed and CoastFed's security interest therein and shall keep a separate account on its record books of all collections received thereon. Borrower's privilege of collecting the Accounts may be revoked by CoastFed at any time after the occurrence of an Event of Default or if CoastFed believes, in good faith, that Borrower is not remitting the proceeds of the Accounts to CoastFed when required by this Agreement or that collection of any of the Accounts or other Collateral is in jeopardy. Borrower agrees that it will, upon request by CoastFed and in such form and at such times as CoastFed shall request, give notice to the Account Debtors of the assignment of and the grant of a security interest in the Accounts to CoastFed and that CoastFed may itself give such notice at any time and from time to time in CoastFed's or Borrower's name, without notice to Borrower. CoastFed may charge to Borrower's account all costs and expenses incurred by CoastFed in collecting Accounts, including, without limitation, postage, telephone and telegraph charges, salaries of CoastFed personnel, and attorneys' fees.

           "4B. Reports. During the period Borrower is entitled to retain the proceeds of Accounts under Section 4 above, Borrower shall provide to CoastFed, no less frequently than weekly, reports of Borrower's sales, collections and credit memos, in such form and with such detail as CoastFed shall specify."

      4. REPRESENTATIONS True. Borrower represents and warrants to Coast that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

      5. GENERAL PROVISIONS. This Amendment, the Loan Agreement, and the other Loan Documents set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement and the other Loan Documents shall continue in full force and effect and the same are hereby ratified and confirmed.

     Synergy Semiconductor Corporation   Coast Business Credit, a division of
                                         Southern Pacific Thrift & Loan
                                         Association

     By /s/ Thomas D. Mino               By  /s/ Edit Kondorosi
        ------------------------------      ----------------------------------
        President or Vice President      Title   Vice President
                                              --------------------------------

     By /s/ T. Olin Nichols
        ------------------------------
        Secretary or Ass't Secretary
         T. Olin Nichols